UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

PEOPLES FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 15, 2023

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Peoples Financial Corporation (the "Company") on Wednesday, April 26, 2023, at 6:30 p.m., Central Time, at the Company's offices located in The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530.

Once again, a group of related shareholders composed of Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P. Stilwell Value LLC, and Joseph D. Stilwell (collectively, “Stilwell Group”), has decided to conduct an adversarial proxy contest in order to nominate one individual for election to the Board Directors of our Company at the Annual Meeting outside of the typical nomination process. However, unlike the past two years, the Company is required by new federal regulations to send you a proxy card that includes all individuals nominated for election to the Board of Directors, which includes both the six (6) individuals nominated by your Board of Directors and the one individual nominated by the Stilwell Group.

As a result of this change, it is very important for you to read carefully the enclosed Proxy Statement that explains in detail how you should vote and submit your proxy card for this year’s Annual Meeting. In order to help answer any specific questions you may have, we have added to page 6 of this year’s Proxy Statement a section entitled “Questions and Answers About the Annual Meeting” that will hopefully help explain the changes to the Company’s proxy card this year; however, we still encourage you to review the Proxy Statement in its entirety in order to inform yourself properly for the matters to be considered and voted on at the Annual Meeting.

THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AND URGES YOU NOT TO SIGN OR RETURN ANY GREEN PROXY CARD SENT TO YOU BY THE STILWELL GROUP. Even voting to “Withhold” a vote on the nominee or nominees of the Stilwell Group by signing and returning the GREEN PROXY CARD could invalidate any vote a shareholder may also make “For” the Board’s nominees. Instead, shareholders supporting nominees recommended by your Board of Directors should sign and return the WHITE PROXY CARD that is included in the enclosed materials.

If you have already received and returned the GREEN PROXY CARD from the Stilwell Group, we urge you to change your vote by promptly (i) signing, dating and returning the enclosed WHITE PROXY CARD or (ii) voting by telephone or internet using the instructions on the WHITE PROXY CARD. Only the latest dated proxy card or vote you submit will be counted.

Our Board unanimously recommends that shareholders vote "FOR" the approval of the six directors that have been nominated by the Board on recommendation from the Nominating Committee, as further described in the enclosed Proxy Statement. All are very well qualified and are long-time members of our Gulf Coast Community. All of the nominees have been directors of The Peoples Bank and the Company for some time.

It is particularly important that you be represented by proxy at the Annual Meeting regardless of the number of shares you own. Therefore, if you are unable to attend for any reason, you are strongly encouraged to return a completed WHITE PROXY CARD in the form distributed along with the enclosed Notice of Meeting and Proxy Statement. If you have any questions regarding the Annual Meeting or the enclosed proxy materials, please call Kathy Crabtree, Vice President and Corporate Trust Officer for The Peoples Bank at (228) 435-8208.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible by RETURNING the enclosed WHITE PROXY CARD. Your vote by proxy will ensure your representation and support at the Annual Meeting regardless of whether or not you attend in person.

We appreciate your prompt attention to this matter, and your continued support of and interest in the Company.

Sincerely yours,

Chevis C. Swetman

Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS GIVEN that, pursuant to a call of its Directors, the Annual Meeting of Shareholders (“Annual Meeting”) of Peoples Financial Corporation (the "Company") will be held in The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, on April 26, 2023, at 6:30 P.M., local time, for the purpose of considering and voting upon the following matters:

1.	Election of six (6) Directors to hold office for a term of one (l) year, or until their successors are elected and shall have qualified.

2.	Ratification of the appointment of Postlethwaite & Netterville as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.

3.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Only those shareholders of record at the close of business on March 8, 2023, will be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

The Company’s Board of Directors (“Board”) has the best mix of skills to lead your Company forward as it is a diverse group of experienced director nominees with strong credentials and relevant industry expertise who will work together constructively to execute the Company’s strategic plan for delivering shareholder value. Your Board is pleased to nominate for election as directors the six (6) persons named in Proposal 1 in the attached proxy statement and identified as the Company nominees on the enclosed WHITE proxy card.

The Company has received notice from Joseph Stilwell and a group of funds he controls, including Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Value LLC (collectively, the “Stilwell Group”) that they intend to nominate Mr. Rodney H. Blackwell to stand for election as a director at the Annual Meeting in opposition to the nominees recommended by the Company’s Board. After careful consideration, the Board does not endorse the election the Stilwell Group nominee for director and recommends that you vote “FOR” each of the Company’s six (6) director nominees instead.

You may receive proxy solicitation materials from the Stilwell Group or other persons or entities affiliated with the Stilwell Group, including an opposition proxy statement or green proxy card. The Board urges you to disregard such materials. The Company is not responsible for the accuracy of any information provided by or relating to the Stilwell Group or Mr. Blackwell contained in solicitation materials filed or disseminated by or on behalf of the Stilwell Group, or any other statements the Stilwell Group may otherwise make. The Stilwell Group chooses which of the Company’s shareholders will receive its proxy solicitation materials. Therefore, you may or may not receive those materials depending on what the Stilwell Group decides.

Even if you have previously signed a green proxy card sent to you by or on behalf of the Stilwell Group, you have the right to change your vote by following the instructions on the WHITE proxy card to vote via the Internet or by telephone or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, properly executed proxy you submit will be counted.

We urge you to disregard any green proxy card sent by or on behalf of the Stilwell Group or any person other than the Company. Voting to “WITHHOLD” your vote with respect to Mr. Blackwell on any green proxy card that is delivered to you on behalf of the Stilwell Group is not the same as voting for the Company’s director nominees, because a vote to “WITHHOLD” with respect to Mr. Blackwell on a green proxy card will revoke any previous proxy submitted by you on the WHITE proxy card. Your vote is very important.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE BOARD’S SIX (6) DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD, AND URGES YOU NOT TO VOTE FOR MR. BLACKWELL AND NOT TO SIGN OR RETURN ANY GREEN PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE STILWELL GROUP.

If your shares are held in street name through a broker, bank or other nominee, you are considered the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares. Because of the contested nature of the proposals, to the extent your broker, bank or other nominee provides you with the Stilwell Group’s proxy materials, they may not vote your shares with respect to the election of the Company’s nominees (Proposal 1) or on any of the other proposals on the agenda for the Annual Meeting without your voting instructions. Even if your broker, bank or other nominee does not provide you with the Stilwell Group’s proxy materials, without your voting instructions, your broker, bank or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (Approval of the appointment of Postlethwaite & Netterville as our independent registered public accounting firm for the fiscal year ending December 31, 2023). Proposal 1 is considered a non-routine matter. For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

If you have any questions regarding this information or the proxy materials, please call Kathy Crabtree, Vice President and Corporate Trust Officer for The Peoples Bank at (228) 435-8208.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 26, 2023

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Notice of Annual Meeting, form of Proxy and 2022 Annual Report to Shareholders, and by notifying you of the availability of our proxy materials on the Internet. The Notice of Annual Meeting, Proxy Statement, form of Proxy and 2022 Annual Report to Shareholders are available at the following website address: http://www.AALvote.com/PFBX. In accordance with the SEC rules, the materials on the site are searchable, readable and printable, and the site does not have “cookies” or other tracking devices which identify visitors.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. THE PROXY ALSO MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY EXECUTION OF A SUBSEQUENTLY DATED PROXY.

By Order of the Board of Directors

March 15, 2023	Chairman, President and Chief Executive Officer

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

I. General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (“Board”) of Peoples Financial Corporation (the "Company" or the "Corporation") of Proxies for the 2023 Annual Meeting of Shareholders (the "Annual Meeting") to be held in The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, on April 26, 2023, at 6:30 P.M., local time, and any adjournment thereof, for the purposes stated in the foregoing Notice of Annual Meeting of Shareholders.

The mailing address of the principal executive offices of the Company is P.O. Box 529, Biloxi, Mississippi 39533-0529. The Notice of Annual Meeting, Proxy Statement, form of Proxy and 2022 Annual Report to Shareholders will be mailed to shareholders of record on or about March 15, 2023.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE COMPANY’S NOMINEES USING THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO VOTE FOR MR. RODNEY H. BLACKWELL, NOMINEE OF THE STILWELL GROUP, AND NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OTHER PARTIES.

Shareholders of record of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), at the close of business on March 8, 2023 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof. On the Record Date, the Company had outstanding 4,678,186 shares entitled to vote at the Annual Meeting. A majority of the outstanding shares constitutes a quorum. Each share of Common Stock entitles the holder thereof to one vote on each matter presented at the Annual Meeting for shareholder approval. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Actions on all other matters are approved if the votes cast in favor of the action exceed the votes cast opposing the action. Abstentions, which include broker non-votes, or votes withheld from a nominee for the Board, are counted for purposes of determining a quorum, but are otherwise not counted and have no effect on the outcome of the matters to be voted upon.

Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his or her Proxy (l) by revoking it in person at the Annual Meeting, (2) by written notification to the Secretary of the Company which is received prior to the exercise of the Proxy, or (3) by a subsequent Proxy presented to the Secretary of the Company prior to the exercise of the Proxy.

All properly executed WHITE Proxies, if not subsequently revoked, will be voted as directed. Except for shares held by the Employee Stock Ownership Plan or the 401(k) Plan of the Company, which are to be voted as described in footnote 1 of the table under Section V of this Proxy Statement, if no direction is indicated on properly executed WHITE Proxies for Proposal 1 or Proposal 2, the Proxies will be voted "FOR" the Company’s nominees listed in Item 1 and "FOR" Item 2.

If any properly executed WHITE Proxies are marked to vote for a number of nominees in Proposal 1 that is less than six (6), the Proxies will only be voted “FOR” those nominees so marked. If any properly executed WHITE Proxy is marked to vote “FOR” more than six (6) nominees in Proposal 1, all of the votes on Proposal 1 related to such Proxy will be invalid and will not be counted, even if though the votes related to that Proxy will be counted on Proposal 2. A vote to “WITHHOLD” is not a vote cast and will have no effect on the validity of an executed Proxy but, as described further herein, will be counted for the purposes of establishing a quorum for the meeting and may revoke a previously submitted Proxy.

The cost of soliciting proxies will be borne by the Company. The Company has retained Alliance Advisors, LLC (“Alliance”) to aid in the solicitation of proxies in conjunction with the Annual Meeting and will pay a base fee of $20,000, plus reimbursement of reasonable out-of-pocket expenses and certain incremental costs, for its proxy solicitation services. Alliance expects that approximately 20 of its employees will assist in the solicitation. Our directors, director nominees and certain executive officers named in Annex A may supplement the proxy solicitor’s solicitation of proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors or employees for such services. Additionally, following her retirement in 2021, Ann F. Guice, former First Vice President of the Company and former Senior Vice President of The Peoples Bank, was retained as a part-time consultant by the Company on an independent contractor basis for a monthly fee of $1,100 per month. Her services to the Company will be varied but may also include assisting with the solicitation of proxies in conjunction with the Annual Meeting.

Alliance may ask brokerage houses, banks and other custodians and nominees whether other persons are beneficial owners of the Company’s Common Stock. If so, the Company will reimburse brokers, banks and other custodians and nominees for their costs of sending our proxy materials to the beneficial owners of our Common Stock.

You may receive solicitation materials from Joseph Stilwell and a group of funds he controls, consisting of Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Value LLC (collectively, the “Stilwell Group”). These materials may include proxy statements and green proxy cards seeking your proxy to vote for Mr. Rodney H. Blackwell, the Stilwell Group’s nominee for election to the Board. The Company is not responsible for the accuracy of any information provided by, or relating to, the Stilwell Group or Mr. Blackwell contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group may otherwise make. The Stilwell Group chooses which of the Company’s shareholders will receive its proxy solicitation materials. The Board does NOT endorse the Stilwell Group’s nominee, Mr. Rodney H. Blackwell, and urges you NOT to vote for Mr. Blackwell and NOT to sign or return or vote any proxy card sent to you by the Stilwell Group. If you have already voted using a green proxy card sent to you by the Stilwell Group, you can revoke it by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by signing, dating and mailing the enclosed universal WHITE proxy card in the envelope provided.

Even if you would like to vote for the nominee of the Stilwell Group, Mr. Rodney H. Blackwell, we strongly recommend you use the Company’s WHITE proxy card to do so. Only your latest dated proxy will be counted and any proxy may be revoked at any time prior to its exercise at the Annual Meeting. Voting to “WITHHOLD” with respect to the nominee of the Stilwell Group, Mr. Blackwell, on a green proxy card sent to you by the Stilwell Group is NOT the same as voting for the Company’s nominees because a vote to “WITHHOLD” with respect to Mr. Blackwell on the green proxy card of the Stilwell Group will revoke any proxy you previously submitted. For example, this means that if you have submitted a WHITE proxy voting “FOR” the nominees recommended by the Board but later submit a green proxy withholding your vote from the nominee of the Stilwell Group, Mr. Blackwell, your prior vote on the WHITE proxy card in favor of the nominees recommended by the Board will not be counted. If you have any questions regarding this information or the proxy materials, please call Kathy Crabtree, Vice President and Corporate Trust Officer for The Peoples Bank at (228) 435-8208.

As a result of the actions by the Stilwell Group, we estimate we may incur approximately $300,000 of additional expense in furtherance of, and in connection with, the solicitation in excess of that normally spent for an annual meeting, including attorney fees, independent inspector of elections fees, proxy tabulator fees for the tabulations of votes submitted by participants in the Employee Stock Ownership Plan (“ESOP”) and 401(k) Plan of the Company, printer costs incurred in connection with the preparation and filing of preliminary proxy materials to be reviewed by the SEC and the preparation of additional solicitation materials, and the fees of Alliance, of which we estimate that approximately $20,000 of expense has been incurred to date. However, this estimate does not include the costs represented by salaries and wages of executive officer employees of the Company engaged in the solicitation process, costs we would normally incur in an uncontested director election or any costs associated with any potential litigation that may arise in connection with the proxy solicitation. Furthermore, the actual amount of additional expense we may incur could be materially different from what we currently estimate, depending on possible actions that might be taken by the Stilwell Group in connection with this proxy contest.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a Proxy?

A proxy is a written authorization that you give to someone else prior to a meeting of shareholders to vote shares on your behalf under your instructions at the meeting. This way, you can vote your shares without attending the Annual Meeting in person. For shareholders that complete a WHITE proxy card sent by the Company, the Company has selected Chevis C. Swetman and Jeffrey H. O’Keefe, as persons designated as proxies, and each of them acting singly, to vote your shares in accordance with your instructions for the Annual Meeting, for all proposals submitted to shareholders in connection with the Annual Meeting with full power of substitution and to authorize and direct proxyholders to vote at the Annual Meeting and act on other business, all as recommended by the Board.

Why am I receiving this proxy statement?

The Board of the Company is soliciting your proxy for use at the Company’s Annual Meeting to be held in The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, on April 26, 2023, at 6:30 P.M., local time and at such other meeting upon any postponements or adjournments thereof. Only holders of record of shares at the close of business on March 8, 2023 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or such other meeting upon any adjournments or postponements thereof. As of the Record Date, there were 4,678,186 Common Shares issued and outstanding, and entitled to vote, as further described in this Proxy Statement.

We intend to mail these proxy materials, including the WHITE proxy card, on or about March 15, 2023, to all shareholders of record entitled to vote at the Annual Meeting.

What proposals are to be presented at the Annual Meeting and what are the Board’s voting recommendations?

As described in further detail later in this proxy statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals. The Board’s recommendation on each of the proposals is indicated below.

		BOARD	PAGE
PROPOSAL		RECOMMENDATION	REFERENCE

PROPOSAL 1	Election of six nominees for director for a term to end as of the 2024 annual meeting and until their successors are duly elected and qualified	FOR ALL COMPANY DIRECTOR NOMINEES	17

PROPOSAL 2	Ratification of the appointment of Postlethwaite & Netterville as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	FOR	20

The Board strongly urges you NOT to sign or return any green proxy card sent to you by the Stilwell Group.

As of the date of the Notice of Annual Meeting, we knew of no other matters to be presented at the Annual Meeting.

How do I vote?

The Company encourages shareholders to fill out and return the enclosed universal WHITE proxy card or vote by proxy via telephone or the Internet as instructed on your universal WHITE proxy card in advance of the Annual Meeting, even if you plan to attend the Annual Meeting.

What is the required vote to approve each proposal?

For the election of directors, since there are more director nominees standing for election than Board seats to be filled, the six (6) nominees receiving the highest number of “FOR” votes will be elected, provided that a quorum is present for the Annual Meeting, in person or by proxy. Although the Company believes it is unlikely to occur, to the extent that a quorum is not present, in accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), a majority of the shares represented in person or by proxy may adjourn the Annual Meeting from time to time without further notice, and any business may be transacted at such adjourned Annual Meeting which might have been transacted at the meeting originally notified, so long as a quorum is present at the adjourned Annual Meeting. Until qualified successor directors are elected at a meeting where a quorum is present, in person or by proxy, the current directors for those seats will remain in office as holdover directors.

The other proposal will be decided by the affirmative vote of a majority of votes cast at the Annual Meeting, provided that a quorum is present, in person or by proxy. For all proposals being voted upon, abstentions and broker non-votes, if any, will not count as votes cast and, therefore, will have no effect on the outcome of these proposals, even though they may be counted for the purposes of establishing a quorum.

How many shares must be present to conduct the Annual Meeting?

Pursuant to our Bylaws, a majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” are counted as present in determining whether the quorum requirement is satisfied. A broker non-vote, as further explained below, occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?

If your shares are registered in your name on the Record Date, you are a shareholder of record. When you properly vote in accordance with the instructions provided on the proxy card, you are instructing the named proxies to vote your shares in the manner you indicate on your proxy.

If your shares are held in the name of your bank, broker or other nominee (herein referred to generally as a “Broker”), which is usually the case if you hold your shares in a brokerage or similar account, your shares are held in “street name.” Your Broker is the shareholder of record for your shares. As the holder of record, only your Broker is authorized to vote or grant a proxy for your shares. If your shares are held in “street name,” you should follow the instructions on your voting instruction form and provide specific instructions to your Broker on how to vote the shares they hold for you.

What is a “Broker Non-Vote”?

A broker non-vote occurs when a Broker submits a proxy on behalf of a beneficial owner for the Annual Meeting but does not vote on a particular proposal because such Broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Broker non- votes (like abstentions and withheld votes) will be counted as present for purposes of determining a quorum. Your Broker may not vote your shares at the Annual Meeting with respect to the election of the Company’s nominees without your voting instructions. Even if your Broker does not provide you with the Stilwell Group’s proxy materials, such Broker has the discretion to vote your shares on “routine” matters without your voting instructions, but not on non-routine matters such as Proposal 1. Routine matters include only Proposal 2 (Ratification of the appointment of Postlethwaite & Netterville as the Company’s independent auditors for the fiscal year ending December 31, 2023). All other proposals to be presented at the Annual Meeting are considered “non-routine” and therefore Brokers will not have discretionary authority to vote your shares with respect to the other proposals to be presented at the Annual Meeting. Therefore, it is important that you instruct your Broker how to vote your shares. We encourage you to instruct your Broker to vote your shares by following the instructions shown on the enclosed WHITE voting instruction form.

If you are a shareholder of record with respect to shares on the Record Date, you may vote by one of the following four options:

●

Vote via the Internet. Go to the web address specified on the enclosed WHITE proxy card and follow the instructions indicated on the site. Your vote by Internet authorizes the named proxies to vote your shares in the same manner as if you had signed, dated and returned a proxy card.

●

Vote by Telephone. On a touch-tone phone, dial the number indicated on the enclosed WHITE proxy card and follow the voice prompts. Have your WHITE proxy card available for reference when you call, and follow the voting instructions to vote your shares. Your vote by telephone authorizes the named proxies to vote your shares in the same manner as if you had signed, dated and returned a proxy card.

●	Vote by Proxy Card. Complete, sign and date the enclosed WHITE proxy card and return it in the postage pre-paid envelope provided.

●	Vote in Person. Complete, sign and date a ballot at the Annual Meeting.

If you submit a WHITE proxy card to us without indicating instructions with respect to specific proposals, we will vote your shares consistent with the recommendations of our Board stated in this Proxy Statement. If any other matters are properly presented at the Annual Meeting for consideration, then the persons named as the Company’s designated proxies will be voted as determined by the Board.

Even if you plan to attend the Annual Meeting in person, we encourage you to vote your shares in advance via the Internet, by telephone or by signing, dating and returning your WHITE proxy card.

If your shares are held by a Broker in “street name,” please follow the instructions you receive from your Broker to vote your shares. You may need to contact your Broker to determine whether you will be able to vote electronically via the Internet or by telephone. If you wish to vote in person at the Annual Meeting you must provide an executed proxy from your Broker indicating that you were the beneficial owner of your shares on the Record Date, and that such Broker is giving you its proxy to vote such shares.

If you return your proxy by mail, please ensure you leave enough time for your proxy to be mailed and received by the inspector of election. Also note that if your shares are held through a Broker, such entity may have even earlier deadlines by which to submit your vote. Please follow their instructions accordingly.

Whether or not you plan to attend the Annual Meeting, please vote promptly by Internet or telephone by following the instructions set forth on the enclosed WHITE proxy card or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Your promptness in voting using the WHITE proxy card will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting even if you cannot attend the meeting.

We are encouraging shareholders to submit their proxies electronically (by Internet or by telephone) if possible. If you return your WHITE proxy card by mail or vote by telephone or Internet, you may nevertheless attend the Annual Meeting and vote your shares in person.

Will other candidates be nominated for election as directors at the Annual Meeting in opposition to the Company’s nominees?

Yes. The Stilwell Group has notified the Company that it intends to nominate Mr. Rodney H. Blackwell for election to the Board at the Annual Meeting in opposition to the nominees recommended by the Board. The Board unanimously recommends you vote on your WHITE proxy card “FOR” each of the six (6) nominees proposed by the Company’s Board and strongly urges you not to sign or return any green proxy card sent to you by the Stilwell Group or vote for Mr. Blackwell, the Stilwell Group nominee listed on the enclosed WHITE proxy card. The Board does not endorse Mr. Blackwell or any other nominee of the Stilwell Group. If you have previously submitted a green proxy card sent to you by the Stilwell Group, you can revoke that proxy and vote in accordance with the Board’s recommendation by using the enclosed WHITE proxy card to vote “FOR” each of the Company’s nominees and “FOR” the other proposals set forth therein.

How many candidates can be elected as directors at the Annual Meeting?

The Board has determined to maintain the size of the Board at six (6) directors, and only six (6) candidates can be elected to the Board at the Annual Meeting. Since there are more director nominees standing for election than Board seats to be filled, the six (6) nominees receiving the highest number of “FOR” votes will be elected, provided that a quorum is present at the Annual Meeting, in person or by proxy. As such, the Board does not endorse Mr. Rodney H. Blackwell, the nominee of the Stilwell Group, and unanimously recommends that you vote “FOR” each of the nominees proposed by the Company using the WHITE proxy card accompanying this proxy statement. The Board strongly urges you not to vote for Mr. Blackwell and not to sign or return the green proxy card sent to you by the Stilwell Group. If you have previously submitted a green proxy card sent to you by the Stilwell Group, you can revoke that proxy and vote in accordance with the Board’s recommendation by using the enclosed WHITE proxy card to vote “FOR” each of the Company’s nominees and “FOR” the other proposals set forth therein.

What do I need for admission to attend the Annual Meeting?

All shareholders attending the Annual Meeting in person may be required to show valid identification. If your Common Shares are in the name of your Broker, you will also need to bring evidence of your share ownership as of the Record Date, such as a brokerage account statement which shows your holdings as of the Record Date or a copy of your voting instruction form. If you do not have valid identification or proof of your share ownership, you may not be admitted to the Annual Meeting. For security purposes, packages, and bags may be inspected and you may be required to check these items. Please arrive early enough to allow yourself adequate time to clear security. Shareholders whose shares are held in the name of a Broker or other nominee and who desire to vote in person at the Annual Meeting must obtain a legal proxy from their Broker.

What should I do if I receive a green proxy card from the Stilwell Group?

The Stilwell group has notified the Company of its intention to nominate Mr. Rodney H. Blackwell for election as director to the Company’s Board at the Annual Meeting in opposition to the director nominees recommended by the Board. If the Stilwell Group proceeds with its director nomination, you may receive proxy solicitation materials from the Stilwell Group, including an opposition proxy statement and a green proxy card. We urge you to disregard such materials. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Stilwell Group or any other statements that it may otherwise make.

The Company’s Board does not endorse Mr. Blackwell or any other nominee of the Stilwell Group, and unanimously recommends that you disregard any green proxy card or solicitation materials that may be sent to you by the Stilwell Group. Voting to “WITHHOLD” with respect to the Stilwell Group’s nominee, Mr. Blackwell, on its green proxy card is NOT the same as voting “FOR” the Company’s nominees, because a vote to “WITHHOLD” with respect to the Stilwell Group’s nominee on its green proxy card will revoke any proxy you previously submitted. If you have already voted using the green proxy card, you have the right to change your vote by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote?” below. If you have any questions regarding this information or the proxy materials, please call Kathy Crabtree, Vice President and Corporate Trust Officer for The Peoples Bank at (228) 435-8208.

What if I return a WHITE proxy card but do not make specific choices?

If you return a signed and dated WHITE proxy card without marking any voting selections, your shares will be voted “FOR” each of the Company’s six (6) nominees for director, and “FOR” ratification of the appointment of Postlethwaite & Netterville as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your WHITE proxy card) will vote your shares as determined by a majority of the Board.

Can I change my vote?

If your shares are registered in your name, you may revoke your proxy and change your vote prior to the completion of voting at the Annual Meeting by:

●	submitting a valid, later dated proxy card in a timely manner that is received no later than the time of the commencement of the Annual Meeting; that is, by 6:30 P.M. local time on April 26, 2023;

●

submitting a later dated vote by telephone or through the Internet in a timely manner (and in any event no later than the commencement of the Annual Meeting; that is, by 6:30 P.M. local time on April 26, 2023;

●

giving written notice of such revocation to the Company’s corporate secretary, which written notice is received prior to the time of the commencement of the Annual Meeting; that is, by 6:30 P.M. local time on April 26, 2023; or

●	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not by itself revoke a proxy without also voting).

If your shares are held by a Broker in “street name” and you wish to revoke a proxy, you should contact your Broker and follow its procedures for changing your voting instructions. You also may vote in person at the Annual Meeting to revoke an earlier proxy if you provide an executed proxy from your Broker indicating that you were the beneficial owner of the shares on the Record Date, and that such Broker is giving you its proxy to vote the shares.

If you submit more than one proxy, only the latest dated validly executed proxy that you submit will count.

Is the Company using a universal proxy card in connection with voting at the Annual Meeting?

Yes. The SEC has adopted new rules requiring the use of a universal proxy card in contested director elections (the “New Rules”). The New Rules are applicable to the Annual Meeting. Nominees from both the Company and the Stilwell Group are included in the universal proxy cards provided by both the Company and the Stilwell Group. The Company’s Board unanimously recommends that you use the WHITE universal proxy card and vote “FOR” each of the six (6) nominees proposed by the Company and not vote for Mr. Blackwell, the nominee of the Stilwell Group.

What is an under vote and over vote and how does each impact the universal proxy card?

“Under votes” mean instances in which a shareholder returns a marked universal proxy card in a director election contest but does not exercise a vote with respect to all six (6) seats up for election at the Annual Meeting. “Over votes” mean instances in which a shareholder returns a universal proxy card in a director election but marks votes “FOR” more than the six (6) seats up for election at the Annual Meeting.

What happens if I return a WHITE proxy card but give voting instructions for less than six (6) candidates?

An “under vote” occurs when a shareholder submits less votes “FOR” director nominees than the six (6) Board of Director seats up for election. To the extent an under vote (e.g., voting “FOR” with respect to fewer than six (6) nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, your shares will only be voted “FOR” those nominees you have so marked and any remaining votes on Proposal 1 shall not be voted.

What happens if I return a WHITE proxy card but give voting instructions for more than six (6) candidates?

An “over vote” occurs when a shareholder submits more votes “FOR” director nominees than there are Board of Director seats up for election. To the extent an over vote (e.g., voting “FOR” with respect to more than six (6) nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, all of such record holder’s votes on Item 1 regarding nominees will be invalid and will not be counted. However, if you vote “WITHHOLD” with respect to one director nominee and vote “FOR” each of the other director nominees, you will be considered as having voting “FOR” only six (6) nominees, and your submitted vote will be counted and will not be considered an “over vote.” A vote to “WITHHOLD” is not a vote cast and will have no effect on the validity of an executed Proxy but, as described further herein, will be counted for the purposes of establishing a quorum for the meeting and may revoke a previously submitted Proxy.

If I want to vote for the Stilwell Group’s nominee, can I use the WHITE proxy card?

Yes, if you would like to vote for the Stilwell Group’s nominee, we strongly recommend that you use the Company’s WHITE proxy card to do so.

What happens if the Stilwell Group withdraws or abandons its solicitation or fails to comply with the New Rules and I already granted proxy authority in favor of the Stilwell Group?

Shareholders are encouraged to submit their votes on the WHITE proxy card. If the Stilwell Group withdraws or abandons its solicitation or fails to comply with the New Rules after a shareholder has already granted proxy authority, shareholders can still sign and date a later submitted WHITE proxy card.

If the Stilwell Group withdraws or abandons its solicitation or fails to comply with the New Rules, any votes cast in favor of the Stilwell Group’s nominee will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card or the Stilwell Group’s green proxy card. Under these circumstances, your Proxy will be voted for all six (6) of the Company’s nominees.

Who will count the votes?

All votes will be counted by First Coast Results, Inc., an independent inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (if any).

How can I find out the results of the voting at the Annual Meeting?

We expect to report the preliminary voting results of the Annual Meeting within four business days following the Annual Meeting in a Current Report on Form 8-K. Once the independent inspector of election has determined the final voting results of the Annual Meeting, we will file an amendment to the Current Report on Form 8-K reporting the final voting results within four business days following such determination.

Who will pay the costs of solicitation?

The Company will pay all expenses in connection with the solicitation of proxies for the Annual Meeting. To aid in the solicitation of proxies in conjunction with the Annual Meeting, the Company has retained Alliance Advisors, LLC (“Alliance”) and will pay a base fee of $20,000, plus reimbursement of reasonable out-of-pocket expenses and certain incremental costs, for its proxy solicitation services. Alliance expects that approximately 20 of its employees will assist in the solicitation. Our directors, Company director nominees and certain executive officers named in Annex A may supplement the proxy solicitor’s solicitation of proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors or employees for such services. Additionally, following her retirement in 2021, Ann F. Guice, former First Vice President of the Company and former Senior Vice President of The Peoples Bank, was retained as a part-time consultant by the Company on an independent contractor basis for a monthly fee of $1,100 per month. Her services to the Company will be varied but may also include assisting with the solicitation of proxies in conjunction with the Annual Meeting.

Alliance may ask brokerage houses, banks and other custodians and nominees whether other persons are beneficial owners of the Company’s Common Stock. If so, the Company will reimburse brokers, banks and other custodians and nominees for their costs of sending our proxy materials to the beneficial owners of our Common Stock.

As a result of the actions by the Stilwell Group, we estimate we may incur approximately $300,000 of additional expense in furtherance of, and in connection with, the solicitation in excess of that normally spent for an annual meeting, including attorney fees, independent inspector of elections fees, proxy tabulator fees for the tabulations of votes submitted by participants in the Employee Stock Ownership Plan (“ESOP”) and 401(k) Plan of the Company, printer costs incurred in connection with the preparation and filing of preliminary proxy materials with the SEC and the preparation of additional solicitation materials, and the fees of Alliance, of which we estimate that approximately $20,000 of expense has been incurred to date. However, this estimate does not include the costs represented by salaries and wages of executive officer employees of the Company engaged in the solicitation process, costs we would normally incur in an uncontested director election or any costs associated with any potential litigation that may arise in connection with the proxy solicitation. Furthermore, the actual amount of additional expense we may incur could be materially different from what we currently estimate, depending on possible actions that might be taken by the Stilwell Group in connection with this proxy contest.

Certain additional information about the participants in the solicitation is set forth in Annex A to this proxy statement, Additional Information Regarding Participants in the Solicitation.

Why did I receive multiple copies of the WHITE proxy card and proxy materials?

If you receive more than one package of our proxy materials including the WHITE proxy card, it may mean that you have multiple accounts holding your Common Shares. These may include: accounts with our transfer agent, The Asset Management and Trust Services Division of The Peoples Bank, Biloxi, Mississippi, and accounts with a Broker. In order to vote all of the shares held by you in multiple accounts, you will need to vote the shares held in each account separately. Please follow the voting instructions provided on the WHITE proxy card and any voting instruction card from your Broker that you received to ensure that all of your shares are voted.

How can I get assistance with questions relating to the proxy or voting?

If you have any questions regarding this information or the proxy materials, please call Kathy Crabtree, Vice President and Corporate Trust Officer for The Peoples Bank at (228) 435-8208.

Participants in the Solicitation

Under applicable SEC regulations, each of the Company’s directors, director nominees and certain executive officers named in Annex A are deemed to be Participants in this proxy solicitation by virtue of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. For information about our directors, director nominees and executive officers who may be deemed to be Participants in the solicitation, please see “Item 1: Election of Directors” on page 17 of this Proxy Statement, “Ownership of Equity Securities by Directors and Executive Officers” on page 31 of this Proxy Statement, and Annex A to this Proxy Statement. Other than the persons described in this Proxy Statement, no general class of employees of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

The six (6) directors recommended by the Company’s Board for election at the Annual Meeting are listed and designated as nominees of the Company on the WHITE PROXY CARD accompanying this proxy statement, which is being used by the Company to solicit votes for the election of the nominees recommended by the Board. All nominees recommended by the Board were elected as directors at the Company’s 2022 Annual Meeting of Shareholders (“2022 Annual Meeting”).

YOU MAY HAVE ALREADY RECEIVED A COMMUNICATION FROM THE STILWELL GROUP ASKING YOU TO RETURN THEIR GREEN PROXY CARD. THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AND URGES YOU NOT TO SIGN OR RETURN ANY GREEN PROXY CARD SENT TO YOU BY THE STILWELL GROUP. Even voting to “Withhold” a vote on Mr. Blackwell, the nominee of the Stilwell Group, by signing and returning the green proxy card could invalidate any vote a shareholder may want to make “For” the nominees recommended by the Board. Instead, shareholders wanting to support nominees recommended by the Board should sign and return the WHITE PROXY CARD.

If you have already returned the green proxy card from the Stilwell Group, you may change your vote by promptly signing, dating and returning the enclosed WHITE PROXY CARD or by voting by internet using the instructions on the WHITE PROXY CARD. Only the latest dated proxy card or vote you submit will be counted.

If any other matters do come before the Annual Meeting, the person named in the accompanying Proxy or his substitute will vote the shares represented by such Proxies in accordance with the direction of a majority of the Board.

Proxy Contest

Joseph Stilwell and a group of funds he controls, including Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Value LLC ( collectively, the “Stilwell Group”) has notified the Company that it intends to nominate Mr. Rodney H. Blackwell for election as a director at the Annual Meeting. Accordingly, there may be seven (7) nominees for election to the Board, but only six (6) nominees will be elected. The Stilwell Group also named Mr. Stewart F. Peck as an alternate nominee; however, according to the bylaws of the Company, Mr. Peck may only serve as a nominee for election as a director if Mr. Blackwell withdraws from consideration due to circumstances that are reasonably outside of the control of Mr. Blackwell and the Stilwell Group. No other nominations of persons for election as directors of the Company were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws.

Following receipt of the Stilwell Group’s notice of its intent to nominate Mr. Blackwell, the Board of the Company did exchange a series of letters with the Stilwell Group requesting more information on the involvement of another individual who is a beneficial owner of Common Stock in the Company, Mr. Philip J. Timyan. These questions focused on whether or not that involvement required Mr. Timyan to be named as a Related Person within the notice of nomination of the Stilwell Group. A summary of this exchange of correspondence as well as the background for the questions is contained in Annex B to this Proxy Statement. Even though the Board believes that the Stilwell Group did not completely respond to questions posed in relation to this issue, the Board of the Company has decided not to object to the nomination of Mr. Blackwell and to allow the nomination to proceed for now while reserving all rights with respect to the Annual Meeting and the requirements for stockholder nominations according to the Company’s bylaws, including but not limited to the right of the Board to require more information from the Stilwell Group to determine the sufficiency of its notice, as well as the right to determine, within the reasonable discretion of the Board or its designated committees, that the notice of the Stilwell Group, as supplemented, has not been made in accordance with the Company’s bylaws. The Stilwell Group filed definitive proxy materials with the SEC on March 10, 2023 that will be sent to shareholders in order to solicit proxies in support of its candidate.

Election of the Stilwell Group’s candidate, Mr. Rodney H. Blackwell, is NOT supported by our Board. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group or Mr. Blackwell contained in any proxy solicitation materials filed or to be filed or disseminated by, or on behalf of, the Stilwell Group and Mr. Blackwell or any other statements that the Stilwell Group or Mr. Blackwell may otherwise make.

Nonetheless, we urge you to elect the directors recommended by the Board, by voting via the Internet or by telephone by following the instructions on the WHITE PROXY CARD or by completing the attached WHITE PROXY CARD to vote for the six (6) nominees of the Company and returning it in the enclosed postage-paid envelope. The Board recommends that you: (i) DO NOT vote for Mr. Rodney H. Blackwell, the nominee of the Stilwell Group, on the enclosed WHITE PROXY CARD, and (ii) DO NOT sign or return any proxy card that may be sent to you by the Stilwell Group or anyone else. Voting against another person’s nominees on a proxy card sent to you by that person is not the same as voting for the Company’s nominees, because a vote against another person’s nominees on its proxy card will revoke any previous proxy submitted by you. If you have previously submitted the green proxy card to the Stilwell Group, we urge you to revoke that proxy by voting in favor of the Company’s nominees by using the enclosed WHITE PROXY CARD. Only the latest validly executed proxy that you submit will be counted.

II. Management Proposals

Item 1: Election of Directors

The following nominees have been designated by the Nominating Committee and are proposed by the Board for election at the Annual Meeting. The shares represented by properly executed WHITE Proxies will be voted in favor of these persons unless contrary instructions are provided. Each share of Common Stock entitles the record holder thereof to one vote upon each matter to be voted on at the Annual Meeting. Shares for which the holder has elected to withhold the vote (including broker non- votes) on a matter will count as shares present for purposes of determining a quorum, but will not be included in determining the number of votes cast with respect to a matter. Should any of these nominees be unable to accept the nomination, the shares voted in favor of the nominee will be voted for such other person, if any, as the Board shall nominate. Nevertheless, all nominees of the Company have advised the Board that they are able and willing to serve as directors. Each director is elected to hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

At its meeting on February 23, 2023, the Board of the Company, in accordance with the bylaws of the Company, resolved that, as of the election of the Board at the Annual Meeting and for the period following, the number of individuals serving on the Board of the Company shall be six (6). Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Therefore, a person nominated, whether by the Board of the Company or the Stilwell Group, will be elected to the Board of the Company if he or she receives enough “For” votes in order to rank in the top six of those nominated for election to the Company’s Board.

THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AND URGES YOU TO (A) NOT VOTE FOR MR. RODNEY H. BLACKWELL, THE NOMINEE OF THE STILWELL GROUP, ON THE ENCLOSED WHITE PROXY CARD, AND (B) NOT SIGN OR RETURN ANY GREEN PROXY CARD SENT TO YOU BY THE STILWELL GROUP. Even voting to “Withhold” a vote on Mr. Blackwell, the nominee of the Stilwell Group by signing and returning the green proxy card could invalidate any vote a shareholder may want to make “For” the nominees recommended by the Board. Instead, shareholders wanting to support nominees recommended by the Board should sign and return the WHITE PROXY CARD.

A majority of the persons nominated by the Company are independent as defined in the OTCQX listing standards. No family relationship exists between any director, executive officer or person nominated by the Company to become a director, except that Chevis C. Swetman, Chairman, President and Chief Executive Officer of the Company, is the father of A. Tanner Swetman, an executive officer of the Company.

None of the persons nominated by the Company held directorship at any time during the past five years at a registered investment company or at any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15 of the Exchange Act, with the exception of the Company.

Ronald G. Barnes

Mr. Barnes, age 59, was elected as an independent director of the Company in 2020 and has served as an independent director of the Bank since 2017. His principal residence is in Vancleave, MS. He earned his Bachelor of Science in Business Administration with an emphasis in Marketing Management from the University of Southern Mississippi. Mr. Barnes joined Coast Electric Power Association, headquartered in Hancock County, MS, in 1995, holding several key management positions until he was named President and Chief Executive Officer in 2017, a position he currently holds. Mr. Barnes was also named President and Chief Executive Officer of CoastConnect, LLC, a wholly-owned subsidiary of Coast Electric Power Association designed to bring fiber to the premises internet services throughout the Mississippi Gulf Coast in 2020. He holds numerous leadership positions in professional, civic and charitable organizations on both a local and state level and has received recognition for his service and leadership skills. The Company believes that Mr. Barnes’ qualifications to serve on the Board include his executive leadership and management experience.

Padrick D. Dennis

Mr. Dennis, age 38, was elected as an independent director of the Company in 2020 and has served as an independent director of the Bank since 2018. His principal residence is in Gulfport, MS. He earned his Bachelor of Arts and Bachelor of Science with an emphasis in Accounting and Business Administration from Washington & Lee University. Mr. Dennis earned a Juris Doctor from the University of Mississippi School of Law. Mr. Dennis joined Specialty Contractors and Associates, Inc. in 2010 as a Project Manager and in 2014 was named Vice-President of Construction and Operations, a position he currently holds. Mr. Dennis is involved in several community and civic organizations. The Company believes that Mr. Dennis’s qualifications to serve on the Board include his executive leadership, legal and financial experience.

Jeffrey H. O’Keefe

Mr. O’Keefe, age 66, has served as an independent director of the Company since 2011 and of the Bank since 1986. His principal residence is in Biloxi, MS. Mr. O’Keefe earned his Bachelor of Science in Business Administration from the University of Southern Mississippi. He has been with Bradford-O’Keefe Funeral Homes, Inc. since 1970 and served as its President from 1983 until 2017, at which time he was named Chief Executive Officer, a position he currently holds. During his career, he has engaged with industry leaders in study groups where business valuations, comparisons and dissections inclusive of compensation and financing methodologies were performed. He has and continues to hold leadership positions with a number of professional, community and civic organizations. The Company believes that Mr. O’Keefe’s qualifications to serve on the Board include his executive leadership, management experience and wealth of personal relationships within the communities of the Mississippi Gulf Coast.

Paige Reed Riley

Ms. Riley, age 62, has served as an independent director of the Company since 2021 and of the Bank since 2018. Her principal residence is in Ocean Springs, MS. She attended Mississippi Gulf Coast Community College with a concentration in management and marketing. Ms. Riley is the owner of Hillyer House, a local gallery which has been in her family since 1970. Under her leadership, Hillyer House has grown into a nationally recognized, award-winning gallery featuring exceptional works of art from local, regional and national artists. She has held leadership positions with a number of professional, community and civic organizations. The Company believes that Ms. Riley’s qualifications to serve on the Board include her executive leadership, management experience and success as a small business owner as well as her involvement with the local tourism industry within the market areas of the Company and the Bank.

George J. Sliman, III

Mr. Sliman, age 63, has served as an independent director of the Company since 2019 and of the Bank since 2018. His principal residence is in Ocean Springs, MS. He graduated from Springhill College and earned a Master of Business Administration degree from the Wharton School of Business at the University of Pennsylvania. He was employed for several years with an international accounting firm and is a retired Certified Public Accountant. Mr. Sliman was named a Director of SunStates Holdings, Inc., a privately held real estate investment company, in 2001, and in 2007 was named President of that company. He is also currently a Director, Vice-President and Chief Financial Officer of SunStates Management Corp., an entity that specializes in the leasing, management and development of multi-family properties. He is also general partner and managing member of several privately held investment entities. He has held numerous leadership positions with community and civic organizations. The Company believes that Mr. Sliman’s qualifications to serve on the Board include his executive leadership, management and financial and accounting experience.

Chevis C. Swetman

Mr. Swetman, age 74, has served as a director of the Company since 1984 and of the Bank since 1975. His principal residence is in Biloxi, MS. He has served as Chairman of the Company since 1994. Mr. Swetman is President and Chief Executive Officer of the Company and the Bank and has been employed with the Bank since 1971. He earned a Bachelor of Science in Finance and a Master of Business Administration from the University of Southern Mississippi. Mr. Swetman is also a veteran of the U.S. Army. During his career, he has held numerous leadership positions, including on numerous banking, economic and community boards on a local and state-wide capacity. In addition to his role with the Company, Mr. Swetman has been recognized numerous times for his leadership in professional, civic and community organizations. The Company believes that Mr. Swetman's qualifications to serve on the Board encompasses his more than 50 years of experience in banking, including serving as Chairman for more than 29 years.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE BY USING THE ENCLOSED UNIVERSAL WHITE PROXY CARD.

The Stilwell Group has provided the Company notice that it intends to nominate Mr. Rodney H. Blackwell for election as a director at the Annual Meeting. As a result, the election of directors is considered a contested election, meaning the six (6) nominees receiving the largest pluralities of the votes cast will be elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU DISREGARD ANY GREEN PROXY CARD THAT MAY BE SENT TO YOU BY THE STILWELL GROUP. VOTING TO “WITHHOLD” WITH RESPECT TO MR. BLACKWELL, THE STILWELL GROUP’S NOMINEE, ON ITS GREEN PROXY CARD IS NOT THE SAME AS VOTING “FOR” THE COMPANY’S BOARD OF DIRECTOR NOMINEES, BECAUSE A VOTE TO “WITHHOLD” WITH RESPECT TO THE STILWELL GROUP’S NOMINEE ON ITS GREEN PROXY CARD WILL REVOKE ANY PREVIOUS PROXY SUBMITTED BY YOU. IF YOU HAVE ALREADY VOTED USING A GREEN PROXY CARD SENT TO YOU BY THE STILWELL GROUP, YOU CAN REVOKE IT BY FOLLOWING THE INSTRUCTIONS ON THE WHITE PROXY CARD TO VOTE VIA THE INTERNET OR BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. ONLY YOUR LAST-DATED PROXY WILL COUNT, AND ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE AT THE ANNUAL MEETING.

For example, this means that if you have submitted a WHITE proxy voting “FOR” the nominees recommended by the Board but later submit a green proxy card withholding your votes from Mr. Blackwell, the nominee of the Stilwell Group, your prior vote in favor of the nominees recommended by the Board will not be counted.

If you mark a vote on the WHITE proxy with respect to less than six (6) nominees in Proposal 1, it will be an “under vote” in which your shares will only be voted “FOR” those nominees you have so marked. If you vote “FOR” more than six (6) nominees, it will be an “over vote” in which all of your votes on Proposal 1 will be invalid and will not be counted. However, if you vote “WITHHOLD” with respect to one director nominee and vote “FOR” each of the other director nominees, you will be considered as having voting “FOR” only six (6) nominees, and your submitted vote will be counted and will not be considered an “over vote.”

Although the Company is required to include all nominees for election on its universal WHITE proxy card, for additional information regarding the Stilwell Group’s nominee, Mr. Rodney H. Blackwell, and any other related information, please refer to the Stilwell Group’s proxy statement. Even if you would like to elect Mr. Blackwell, the nominee of the Stilwell Group, we strongly recommend you use the Company’s WHITE proxy card to do so. Shareholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the universal WHITE proxy card) when filed by the applicable party with the SEC in connection with the 2023 Annual Meeting at the SEC’s website (http://www.sec.gov).

Item 2: Appointment of Independent Registered Public Accounting Firm

Wipfli LLP (“Wipfli”) has served as the independent registered public accounting firm for the Company since October 2019 following its acquisition of Porter Keadle Moore, LLC, a predecessor firm which had served as the independent registered public accounting firm for the Company since 2006. However, as announced on its Form 8-K Current Report filed on October 3, 2022, the Board of the Company, through its Audit Committee, conducted a competitive process to determine the Company’s independent registered public accounting firm commencing with the Company’s fiscal year ending December 31, 2023. The Audit Committee invited several independent registered public accounting firms to participate in this process, including Wipfli.

Following review of proposals from the independent registered public accounting firms that participated in the process, on September 28, 2022, upon recommendation from the Audit Committee, the Board of the Company approved the engagement of Postlethwaite & Netterville (“P&N”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023, subject to ratification of the engagement at the Annual Meeting. Wipfli, the Company’s current independent registered public accounting firm, continued as the Company’s independent registered public accounting firm for the year ended December 31, 2022.

Wipfli’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020, 2021 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2020, 2021 and 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions between the Company and Wipfli on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Wipfli’s satisfaction, would have caused Wipfli to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 604(a)(1)(v) of Regulation S-K.

The Company has been advised that neither P&N nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures. The Board does not anticipate that representatives of Wipfli LLP or P&N will attend the Annual Meeting.

During the fiscal years ended December 31, 2022, 2021 and 2020, (i) neither the Company, nor anyone on its behalf, consulted with P&N with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and (ii) neither a written report nor oral advice was provided to the Company that P&N concluded was an important factor considered by the Company in reaching a decision as to: (a) any accounting, auditing or financial reporting issue; (b) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) and the related instructions, or (c) any reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Although not required to do so, the Board has chosen to submit its appointment of P&N for ratification by the Company's shareholders. It is the intention of the person named in the Proxy to vote such Proxy "FOR" the ratification of this appointment. If this proposal does not pass, the Board will reconsider the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF POSTLETHWAITE & NETTERVILLE.

III. Corporate Governance

General

The Company has a long-standing commitment to strong corporate governance practices. The practices provide an important framework within which our Board and Management can pursue the strategic objectives of the Company and ensure long-term vitality for the benefit of our shareholders. The cornerstone of our practices is an independent and qualified board of directors. All directors are elected annually by the shareholders, and the membership of all board committees are composed entirely of independent directors. The Company has a Code of Conduct and a Whistleblower Policy, both of which are posted on its website, www.thepeoples.com. The Company’s Code of Conduct applies to all directors, officers and employees.

Board Independence

Ms. Riley and Messrs. Barnes, Dennis, O’Keefe and Sliman are independent as defined by OTCQX listing standards. Mr. Swetman is not considered an independent director, because he is a member of our management team and receives compensation for his services to the Company.

Board Composition

The Company’s Nominating Committee Charter and bylaws define the process and criteria for selecting individuals to be nominated for election to the Board. All nominees, including those recommended by shareholders, must comply with this same process and criteria.

In accordance with the bylaws of the Company, the Board determines the size of the Board and the Nominating Committee develops a slate of nominees to stand for election at the annual meeting of shareholders. In developing the slate, the Nominating Committee considers the qualifications set forth in the Charter of the Nominating Committee and the Company’s bylaws. Minutes of all Nominating Committee meetings are maintained. The Nominating Committee reports its recommendations regarding the slate of nominees to the Board for their ratification. Once the slate is ratified, the Board instructs the President of the Company to take such actions as are required to distribute proxy materials to the shareholders in accordance with the Company’s bylaws and applicable regulatory requirements.

The bylaws of the Company requires that directors shall (1) own in his or her own right unencumbered stock in the Corporation in the amount of at least Two Hundred Dollars ($200.00) par value at the time of his or her election to the Board and continue to own such par value amount throughout his or her term; (2) not be or been subject to a cease and desist order, consent or other formal order by a state or federal regulatory agency which has been publicly disclosed within the past ten (10) years; (3) not been convicted of a crime involving dishonesty or breach of trust; (4) not be currently charged with the commission of a crime; (5) maintain a principal residence within fifty (50) miles of the main office or a branch office of the Corporation or its bank subsidiary; (6) not be a director, officer or 10% shareholder of a financial institution that has a main office or branch offices within fifty (50) miles of the main office or a branch office of the Corporation; (7) comply with all of the Corporation’s policies and procedures applicable to directors, including a requirement to maintain confidentiality of all matters discussed by the Board at its meetings; (8) not be a party to any agreement that materially limits his or her voting discretion as a director or his or her ability to discharge fiduciary duties to all directors; and (9) take and subscribe an annual oath that he or she will faithfully and diligently perform the duties of his or her office and will not knowingly violate or permit to be violated any provision of law or any requirements or qualifications listed above. All nominees have provided documentation certifying that they meet these requirements.

Further, it is the Company’s intention that the minimum qualifications for nominees be those individuals who have an understanding of the Company’s role in the local economy and who have demonstrated integrity and good business judgment. The Nominating Committee is encouraged to consider geographic and demographic diversity among candidates with financial, regulatory and/or business experience, but not so as to compromise the goal of attracting the most qualified individual candidates.

Director Nomination

Since the Company was founded in 1984 and until 2021, there had not been a conflict or dispute regarding director nominations. However, the Stilwell Group filed with the SEC definitive proxy materials to be used to solicit votes for the election of their director nominee at the 2021 and 2022 Annual Meetings. Mr. Stillwell’s nominees for each meeting did not receive sufficient votes to be elected to the Company’s Board.

In accordance with the Company’s bylaws, any nominations made by a shareholder (“Shareholder Nominee”) shall only be made by a Person who is entitled to vote for the election of directors at a meeting of shareholders and complies with the notice procedures set forth in the bylaws, and who is a shareholder of record at each of the following times: (i) when such notice is delivered to the Secretary of the Company, (ii) on the record date for the determination of shareholders of the Company entitled to vote at the meeting, and (iii) at the time of the meeting, including any adjournment thereof (“Nominating Person”). Shareholder nominations can only be made by such persons: (i) pursuant to a timely and proper notice in writing to the Secretary of the Company that is updated or supplemented at the times and in the forms as required by the bylaws; (ii) if the individual, along with the beneficial owner(s), if different, on whose behalf the nominations are made, or anyone who may solicit votes or proxies for a Shareholder Nominee (“Supporting Persons”) and any other persons which may be Acting in Concert with, among others, a Nominating Person or Supporting Person (“Related Persons”) have acted in accordance with the bylaws and completed a Solicitation Statement fully and truthfully; (iii) if the Shareholder Nominee meets the eligibility requirements of the bylaws and submits a Director Questionnaire after completing it fully and truthfully; and (iv) if Supporting Persons and all Related Persons comply with the requirements of the Company’s bylaws as well as the Securities and Exchange Act of 1934 (“Exchange Act”) and the regulations promulgated thereunder, including but not limited to Rule 14a-19 and all other requirements of Regulation 14A (as such rule and regulations may be amended from time to time by the SEC including any SEC Staff interpretations related thereto).

A person shall be deemed to be “Acting in Concert” with another person on a shareholder nomination if: (i) such persons knowingly act or acted (whether or not pursuant to an express agreement) in concert with, or in parallel with, each other towards a common goal relating to the shareholder nomination at issue or any prior nomination presented for a vote at a shareholder meeting of the Company within 36 months prior to the date of the shareholder meeting where the nomination will be decided; (ii) each person is conscious of the other person’s conduct or intent; and (iii) at least one additional factor suggests that such Persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation of proxies after the filing of a definitive proxy statement under Section 14(a) of the Exchange Act. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

A “Solicitation Statement,” means, collectively, a written representation and agreement in the form to be provided by the Secretary upon written request of any shareholder of record within 10 days of such request that requires the Nominating Person, on behalf of themselves and all Supporting Persons, as well as all Related Persons, as applicable, to commit to: (i) deliver to holders of shares representing at least 67% of the voting power of the stock entitled to vote generally in the election of directors either (A) at least 20 calendar days before the meeting, a copy of its definitive proxy statement for the solicitation of proxies for its director candidate(s), or (B) at least 40 days before the meeting a Notice of Internet Availability of Proxy Materials that would satisfy the requirements of Rule 14a-16(d) under the Exchange Act, as such rule may be amended from time to time; (ii) comply with all requirements of the Exchange Act and the regulations promulgated thereunder, including but not limited to Rule 14a-19 and all other requirements of Regulation 14A (as such rule and regulations may be amended from time to time by the SEC, including through any SEC Staff interpretations related thereto), and (iii) provide any such other information as the Company may reasonably require to determine the background and qualification of any Nominating Person, Supporting Persons or any Related Persons and their compliance in all respects with the requirements of the bylaws. A “Director Questionnaire” means, collectively, a written questionnaire, representation and agreement in a form to be provided by the Secretary upon written request of any shareholder of record within 10 days of such request that is to be completed by a Shareholder Nominee, and any such other information as the Corporation may reasonably request to determine the eligibility of a Shareholder Nominee to serve as a director of the Corporation.

To be timely, a shareholder’s notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting date nor later than the close of business on the 90th calendar day prior to the first anniversary of the preceding year’s annual meeting date and in compliance with any additional requirements of Rule 14a-19(b) as such rule and regulations may be amended from time to time by the SEC including any SEC Staff interpretations related thereto; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of such meeting was mailed or (ii) the day on which such public disclosure was made.

To be proper, a shareholder’s notice to the Secretary shall include (i) as to each Shareholder Nominee (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Company which are directly and beneficially owned by such person on the date of such shareholder’s notice, (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or, is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (e) a completed and signed Director Questionnaire; (ii) as to the Nominating Person and any other Supporting Persons and Related Persons, if any, (a) the name and address, as they appear on the Company’s books, if applicable, of the Nominating Person and any other Supporting Persons or Related Persons, (b) the class and number of shares of the Company on the date of such shareholder’s notice which are beneficially owned by the Nominating Person and any other Supporting Persons and Related Persons, if any, (c) any plans or proposals of the Nominating Person or any other Supporting Persons or Related Persons, if any, to nominate directors for Company or any other Public Company within the past 36 months, even if such proposal or nomination has not been publicly disclosed, (d) any other information related to the Nominating Person and any other Supporting Persons and Related Persons, if any, that would be disclosed with respect to them under Item 5(b) of Schedule 14A under the Exchange Act, assuming that each such Person was deemed a Participant or otherwise required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and (e) a completed and signed Solicitation Statement; and (iii) a description of all agreements, arrangements or understandings by and among the Shareholder Nominee, the Nominating Person, any of the Supporting Persons or Related Persons, if any, or any other person (including but not limited to any agreements, arrangements or understandings relating to any compensation or payments to be made to any such Shareholder Nominee(s)), pertaining to the nomination(s) to be brought before the meeting of shareholders or any subject matter that will be material in the Supporting Persons’ solicitation of shareholders, regardless of whether such agreement, arrangement or understanding relates specifically to the Company (which description shall identify the name of each other person who is a party to such an agreement, arrangement or understanding).

Any Nominating Person providing notice of any nomination proposed to be made at an annual meeting shall further update and supplement such notice, if necessary, so that: (i) the information provided or required to be provided in such notice pursuant to the bylaws shall be true and correct as of the record date for determining the shareholders entitled to receive notice of the annual meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Company not later than five business days after the record date for determining the shareholders entitled to receive notice of such annual meeting; (ii) the information provided or required to be provided in such notice pursuant to the bylaws shall be true and correct as of the meeting date, and any update and supplement shall be received by the Secretary at the principal executive offices of the Company not later than one business day prior to the date of the meeting; and (iii) any subsequent information reasonably requested by the Board, or a designated committee thereof, to determine that: (A) the Nominating Person and any Supporting Persons and Related Persons, if any, complied with the requirements of the bylaws, and (B) the Shareholder Nominee has met the director qualifications as set out in the bylaws, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Company no later than five business days after the request for subsequent information has been delivered to or mailed and received by the Nominating Person(s) providing notice of any nomination.

The number of Shareholder Nominees a Nominating Person may nominate for election (or in the case of a Nominating Person giving the notice on behalf of a Supporting Person or Related Person, the number of nominees a Nominating Person may nominate for election on behalf of all Supporting Persons and Related Persons) shall not exceed the number of directors to be elected. The notice of Shareholder Nominee(s) required by the bylaws must contain only the names of Shareholder Nominees for whom the Nominating Person or any other Supporting Persons or Related Persons intend to solicit votes or proxies. A shareholder shall not be entitled to make additional or substitute nominations for director following the expiration of the time periods set forth in the bylaws; provided, however, that notwithstanding the foregoing, a Nominating Person may substitute nominees after deadlines set forth in the bylaws, but only if a Shareholder Nominee withdraws from consideration due to circumstances that are reasonably outside of the control of the Shareholder Nominee, the Nominating Person, and all Supporting Persons and Related Persons, or the Company increases the number of director seats up for election. In and to that end, a Nominating Person may include in its notice provided pursuant to the bylaws the names of additional or alternate nominees who, in accordance with the Corporation’s governing documents and federal and state law, would be presented for election in the event of a need to change the original slate due to the limited reasons allowed by the bylaws, so long as the notice clearly identifies the persons who are being presented as additional or alternate nominees, and no proxies or votes are solicited for such additional or alternate nominees unless and until they are presented for election as substitutes as allowed for in the bylaws. If the Nominating Person later changes its nominees to include any of the additional or alternate nominees due to the limited reasons allowed by the bylaws, then it must promptly notify the Corporation of the change as soon as reasonably possible.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in the bylaws. In no event shall an adjournment or recess of a meeting, or a postponement of a meeting for which notice of the meeting has already been given to shareholders or a public announcement of the meeting date has already been made, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. The Board, a designated committee, or an authorized officer of the Corporation shall determine within their reasonable discretion whether a nomination was made in accordance with the provisions of the bylaws, and if the facts warrant, determine and declare to the meeting that (i) a nomination was not made in accordance with the procedures prescribed by the bylaws, and (ii) the defective nomination shall be disregarded. Any shareholder nominee for the Board shall also meet the qualifications for the Company’s directors listed under the section above entitled “Board Composition” and will be required to present evidence of such prior to the annual meeting.

The six directors recommended by the Company’s Board for election at the Annual Meeting are reflected on the WHITE PROXY CARD accompanying this Proxy Statement, which is being used by the Company to solicit votes for the election of the nominees recommended by the Board. All nominees recommended by the Board were elected as directors at the Company’s 2022 annual meeting.

THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AND URGES YOU NOT TO VOTE FOR MR. BLACKWELL, THE NOMINEE OF THE STILWELL GROUP, AND NOT TO SIGN OR RETURN ANY GREEN PROXY CARD SENT TO YOU BY THE STILWELL GROUP. Even voting to “Withhold” a vote on Mr. Blackwell, the nominee of the Stilwell Group, by signing and returning the green proxy card could invalidate any vote a shareholder may want to make “For” the nominees recommended by the Board. Instead, shareholders wanting to support nominees recommended by the Board should sign and return the WHITE PROXY CARD.

Board Attendance

There were 9 meetings of the Board of the Company held during 2022. All directors attended 75% or more of the total number of meetings of the Board and the total number of meetings held by the committees on which they served. The Board, at its discretion, meets on a periodic basis in executive session with only non-employee directors in attendance.

The Company does not have a written policy that members of the Board attend the Annual Meeting, but they are encouraged to do so. All Company directors were in attendance at the 2022 annual meeting.

Board Leadership

The Chairman leads the Board and oversees board meetings and the delivery of information necessary for the Board’s informed decision-making. The Chairman also serves as the principal liaison between the Board and our Management. The Board determines whether the role of the Chairman and the Chief Executive Officer should be separated or combined based on its judgment as to the structure that best serves the interests of the Company. Currently, the Board believes that the positions of Chairman and Chief Executive Officer should be held by the same person as this combination has served and is serving the Company well by providing unified leadership and direction. Mr, Jeffrey H. O’Keefe, the Vice Chairman of the Board, is designated as the lead independent director and calls and presides over executive sessions of the Board.

Board Committees

The Company has the following standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee.

According to the Company’s bylaws, the Audit Committee is responsible for oversight of (i) the external auditor’s qualifications and independence, (ii) the performance of the Company’s internal audit function and external auditor, (iii) the Chief Executive Officer’s and senior management’s responsibilities to assure that there is in place an effective system of controls reasonably designed to safeguard the assets of the Corporation, assure the integrity of the Corporation’s financial statements and maintain compliance with the Corporation’s ethical standards policies, plan and procedures and with laws and regulations and (iv) any other responsibility assigned to it by the Board from time to time. The Audit Committee, which met 11 times during 2022, is currently composed entirely of independent directors Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley and George J. Sliman, III. The Company’s Board has determined that Mr. Dennis and Mr. Sliman are both audit committee financial experts as that term is defined in pertinent SEC regulations. The Board based its determination on the educations of Mr. Dennis and Mr. Sliman and the professional accounting experience of Mr. Sliman. Mr. Sliman serves as chairman of the Audit Committee. The Audit Committee may, from time to time, call upon certain advisors or consultants as it deems necessary. The Audit Committee acts pursuant to the bylaws of the Company and its Audit Committee Charter. The Audit Committee submits its report to the shareholders in Section X below. The Audit Committee’s Charter is available for review on the Company’s website at www.thepeoples.com.

The Company’s Compensation Committee’s primary responsibility is to aid the Board in discharging its duties by recommending to the full Board the compensation of the Company’s Chief Executive Officer and other named executive officers of the Company and its bank subsidiary that have the title of Senior Vice-President or higher, as well as any other responsibility assigned to it by the Board from time to time. The Chief Executive Officer may attend meetings of the Compensation Committee to discuss executive performance and compensation. The Executive Vice-President attends each meeting of the Compensation Committee and presents his insights and suggestions. The Executive Vice-President and Chief Financial Officer each provide information and analysis to the Compensation Committee that is used in determining the named executive officers’ compensation. The Compensation Committee has been authorized by the Board to engage consultants, experts, and/or other advisors that are knowledgeable regarding compensation practices within the financial services industry. The hiring of such consultants is at the discretion of the Committee. The Compensation Committee did not engage any consultants during 2022. The Compensation Committee, composed entirely of independent directors Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley and George J. Sliman, III, met 4 times during 2022 to review the executive officers’ performance and consider bonuses for the preceding year and salaries for the upcoming year. Mr. Dennis serves as chairman of the Compensation Committee. The Compensation Committee’s Charter is available for review on the Company’s website at www.thepeoples.com.

The Company’s Nominating Committee’s primary responsibility is to nominate qualified candidates to stand for election to our Board as well as any other responsibility assigned to it by the Board from time to time. This committee also provides assistance to the Board in the areas of committee selection and evaluation of the overall effectiveness of the Board.

Recommendations for each of the Audit, Compensation, and Nominating Committee members shall be made by the Nominating Committee in accordance with its Charter and each of those committees shall be made up entirely of independent directors in accordance with pertinent SEC regulations, OTCQX Best Market listing standards then in effect, and any other standards required by law or established by their respective Charters. The Board may authorize, approve, and, to the extent necessary, amend Charters for each of the Audit, Compensation, and Nominating Committees.

The Nominating Committee is composed entirely of independent directors Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley and George J. Sliman, III. Mr. Barnes serves as chairman of the Nominating Committee. The Nominating Committee acts pursuant to the Company’s bylaws and its Nominating Committee Charter, which is available on the Company’s website at www.thepeoples.com. The Nominating Committee met 1 time during 2022 and two times in 2023 to nominate individuals to stand for election as directors of the Company and to serve on the Audit, Compensation and Nominating Committees.

Board’s Role in Risk Management

Risk is an integral part of the deliberations of the Board and its committees throughout the year. The Audit Committee and the Board annually review the Company’s risk assessments, considering management’s plan for mitigating these risks. The Board receives monthly written reports relating to the Company’s risk management and meets frequently with the Chief Risk Officer and other members of Management. The Audit Committee at its discretion meets on a periodic basis with managers from the Audit, Compliance, Security, Information Security and Loan Review Departments.

Shareholder Communication

The Company has implemented a shareholder communication process to facilitate communications between shareholders and the Board. Any shareholder of the Company who wishes to communicate with the Board, a committee of the Board, the independent directors as a group, or any individual member of the Board, may contact Greg M. Batia, Vice-President and Auditor, P. O. Box 1172, Biloxi, MS 39533-1172, or at his e-mail address: investorrelations@thepeoples.com. Mr. Batia will compile and submit on a periodic basis all shareholder correspondence to the entire Board, or, if and as designated in the communication, to a committee of the Board, the independent directors as a group or an individual Board member.

IV. Voting Securities and Principal Holders Thereof

On March 8, 2023, the Company had outstanding 4,678,186 shares of its Common Stock, $1.00 par value, owned by approximately 381 shareholders. The following is certain information about the shareholders beneficially owning more than five percent of the outstanding shares of the Company. Shares held by the Employee Stock Ownership Plan (“ESOP”) for the benefit of these individuals are reflected in their respective totals. The ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Common Stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of its Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which they have received timely voting instructions. The trustee of the ESOP, The Asset Management and Trust Services Division of The Peoples Bank, Biloxi, Mississippi, has dispositive powers. Participants with shares allocated to their ESOP accounts have voting rights but no dispositive powers. Shares held by individuals through their 401(k) accounts are also reflected in their respective totals. Participants with shares allocated to their 401(k) accounts have voting rights and dispositive powers over those shares.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Jeffrey L. Gendell 1 Sound Shore, Suite 304 Greenwich, CT 06830	464,816	(4)	9.94%

Thomas E. Quave P. O. Box 529 Biloxi, MS 39533	391,357	(1)	8.37%

Joseph Stilwell 200 Calle del Santo Cristo Segundo Piso San Juan, Puerto Rico 00901	534,087	(5)	11.42%

A. Tanner Swetman P. O. Box 529 Biloxi, MS 39533	865,666	(2)	18.50%

Chevis C. Swetman P. O. Box 529 Biloxi, MS 39533	462,643	(3)	9.89%

(1) Includes (i) shares allocated to Mr. Quave’s ESOP account; (ii) shares allocated to Mr. Quave’s 401(k) account; (iii) shares owned by Mr. Quave’s wife, of which Mr. Quave has neither voting rights nor dispositive powers; and (iv) shares owned by Mr. Quave’s minor children, of which Mr. Quave has voting rights and dispositive powers.

(2) Includes (i) shares allocated to Mr. Swetman’s ESOP account; (ii) shares allocated to Mr. Swetman’s 401(k) account; (iii) shares owned by Mr. Swetman and his wife jointly, of which Mr. Swetman shares voting rights and dispositive powers with his wife; (iv) shares owned by Mr. Swetman’s minor children, of which Mr. Swetman has voting rights and dispositive powers; (v) shares owned by Mr. Swetman’s IRA account, of which Mr. Swetman has voting rights and dispositive powers and (vi) shares owned by a private company, in which Mr. Swetman has a 94% ownership interest, of which Mr. Swetman has both voting rights and dispositive powers.

(3) Includes (i) shares allocated to Mr. Swetman’s ESOP account; (ii) shares allocated to Mr. Swetman’s 401(k) account; (iii) shares owned by Mr. Swetman and his wife jointly, of which Mr. Swetman shares voting rights and dispositive powers with his wife; (iv) shares owned by Mr. Swetman's IRA account, of which Mr. Swetman has voting rights and dispositive powers; and (v) shares owned by the IRA account of Mr. Swetman's wife, of which Mr. Swetman has neither voting rights nor dispositive powers.

(4) According to Amendment No. 7 to Schedule 13G filed with the SEC on February 14, 2023, by Jeffrey L. Gendell, as of December 31, 2022, Jeffrey L. Gendell, through limited liability companies for which he serves as managing member, has shared voting power and shared dispositive power with respect to 464,816 shares of the Company’s Common Stock. The forgoing information has been included solely in reliance upon the disclosures contained in the referenced amended Schedule 13G.

(5) According to Amendment No.14 to Schedule 13D filed with the SEC on January 25, 2023, as well as subsequent Form 4 filings on March 1, 2023, and March 8, 2023 by (i) Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”), (ii) Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”), (iii) Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”), (iv) Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”) and the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments, and (v) Joseph Stilwell, the managing member and owner of Stilwell Value LLC (collectively referred to herein as the “Stilwell Group”), as of March 8, 2023, the Stilwell Group, has shared voting power and shared dispositive power with respect to 534,087 shares of the Company’s Common Stock. The forgoing information has been included solely in reliance upon the disclosures contained in the referenced amended Schedule 13D and Form 4 filings.

V. Ownership of Equity Securities by Directors and Executive Officers

The table below sets forth the beneficial ownership of the Company's Common Stock as of March 8, 2023, by persons who are currently serving as directors, persons nominated for election at the Annual Meeting and named executive officers. Also shown is the ownership by all directors, Company director nominees and executive officers as a group. The persons listed have sole voting and dispositive power as to all shares except as indicated. Percent of outstanding shares of Common Stock owned is not shown where less than one percent. Shares held by the Employee Stock Ownership Plan (“ESOP”) for the benefit of these individuals are reflected in their respective totals. The ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Common Stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of its Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which they have received timely voting instructions. The trustee of the ESOP, The Asset Management and Trust Services Division of The Peoples Bank, Biloxi, Mississippi, has dispositive powers. Participants with shares allocated to their ESOP accounts have voting rights but no dispositive powers. Shares held by individuals through their 401(k) accounts are also reflected in their respective totals. Participants with shares allocated to their 401(k) accounts have voting rights and dispositive powers over those shares.

Beneficial Ownership of Equity Securities by Directors, Company Director Nominees and Executive Officers

	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Outstanding Shares of Common Stock
Ronald G. Barnes	1,227		0.03%
Padrick D. Dennis	9,627		0.21%
A. Wes Fulmer	13,883	(1)	0.30%
Jeffrey H. O'Keefe	33,822	(2)	0.72%
Paige Reed Riley	205		0.004%
George J. Sliman, III	4,104	(5)	0.09%
Chevis C. Swetman	462,643	(4)	9.89%
Patrick J. Wild	6,498	(1)	0.14%

All directors, director nominees and executive officers of the Company as a group (12 persons)	1,398,398	(3)	29.89%

(1) Includes shares allocated to Mr. Fulmer’s and Mr. Wild’s ESOP accounts and to Mr. Fulmer’s and Mr. Wild’s 401(k) accounts, respectively.

(2)  Includes shares held by Mr. O’Keefe’s minor child of which Mr. O’Keefe is the custodian and has sole voting rights and dispositive powers and shares owned by a private company, in which Mr. O’Keefe has a 98% ownership interest. Of this amount, 26,500 shares of Common Stock have been pledged as collateral for a loan to Mr. O’Keefe from the Company’s bank subsidiary.

(3) 73,330 shares of Common Stock have been pledged as collateral for a loan to an executive officer from an unaffiliated party.

(4) See Note (3) at Section IV.

(5) Includes 1,104 shares owned by the Estate of Sam Mavar, Jr., for which Mr. Sliman serves as Executor; however, Mr. Sliman does not have any direct or indirect pecuniary interest in those shares.

VI. Compensation of Executive Officers and Directors

Compensation Discussion and Analysis

The Compensation Committee determines the salaries, bonuses and all other compensation of the named executive officers identified in the Summary Compensation Table on page 39 of this Proxy Statement, including the Chief Executive Officer. The Committee is also charged with ensuring that policies and practices are in place to facilitate the development of the Company’s management talent, ensure management succession and enhance the Company’s corporate governance and social responsibility.

A.	Guiding Philosophy and Objectives:

The Compensation Committee’s guiding philosophy is to attract and retain highly qualified executives, to motivate them to maximize long-term shareholder value while balancing both short-term and long-term objectives, and to pay for performance. The following objectives serve as guiding principles for all compensation decisions:

●

Provide reasonable levels of total compensation that will enable the Company to attract, retain, and motivate high caliber executives who are capable of optimizing and maintaining the Company’s performance for the benefit of its shareholders.

●	Maintain executive compensation that is fair and consistent with the Company’s size and the compensation practices of the financial services industry.
●

Provide compensation plans that align with the objective of achieving the mission of being an economic anchor for the communities we serve by providing financial options and banking solutions consistent with quality experiences for every customer, one customer at a time.

●	Align performance bonus opportunities with long-term shareholder interests by making the payment of performance bonuses dependent on the Company’s performance with respect to Return on Assets (“ROA”).
●	Provide an incentive for personal performance by allocation of discretionary additional bonus opportunities dependent on the executive’s individual performance.

B.	Responsibility of the Compensation Committee:

The primary responsibility of the Compensation Committee is to aid the Board in discharging its duties by recommending to the full Board the compensation of the Company’s Chief Executive Officer and other named executive officers of the Company.

C.	Role of Executive Officers:

The Chief Executive Officer may attend the meetings of the Compensation Committee to discuss executive performance and compensation. The Executive Vice-President attends each meeting of the Compensation Committee and presents his insights and suggestions. The Executive Vice-President and Chief Financial Officer each provide information and analysis to the Compensation Committee that is used in determining the named executive officers’ compensation.

D.	Consultants, Experts and/or Other Advisors:

The Compensation Committee has been authorized by the Board to engage consultants, experts, and/or other advisors that are knowledgeable regarding compensation practices within the financial services industry. The hiring of such consultants is at the discretion of the Committee. The Committee did not engage any consultants in 2022.

E.	Factors used to Determine Compensation:

The Compensation Committee’s considerations consist of, but are not limited to, analysis of the following factors: financial performance of the Company, including ROA, return on equity, and management of assets, liabilities, capital and risk. Additionally, the Compensation Committee uses annual compensation surveys to compare the compensation of positions in similar financial institutions of comparable asset size. Specifically, the Mississippi Bankers Association (“MBA”) Salary and Cash Compensation Survey as compiled by the Blanchard Consulting Group (“BCG”), which includes compensation data obtained from banks in Mississippi with assets between $500 million and $1 billion, is used as reference material in evaluating the compensation of the named executive officers; however, the Company does not benchmark compensation to any specific company or companies. The Company does not have access to the identity of the specific companies included in this survey.

In determining total compensation, the Committee also considers the performance of the individual named executive officers in areas such as: the scope of responsibility of the executive; leadership within the Company, the community and the financial services industry; achievement of work goals; and whether the Company, under the executive’s leadership, has been a good corporate citizen while enhancing shareholder value.

All of these factors are considered in the context of the complexity and the difficulty of managing business risks in the prevailing economic conditions and regulatory environment. The analysis is conducted with respect to each of the named executive officers, including the Chief Executive Officer.

F.	Compensation Components:

The named executive officers’ total compensation package includes several components. The Company rewards current performance and achievement of short-term goals primarily through salaries and bonuses. Other deferred compensation elements, including the Executive Supplemental Income Plan and Deferred Compensation Plan, are designed to meet long-term objectives including retaining high-performing executives and to plan for management succession as well as to reward loyalty.

Salaries

Salaries are the foundation of each named executive officer’s total compensation package and are normally the largest single component. Salary is the only guaranteed cash payment a named executive officer receives. The Company’s goal is to provide an assured level of cash compensation in the form of salary to attract and retain high caliber executives. Job specific knowledge and experience as well as leadership ability are recognized with salary.

In establishing the salary of the Chief Executive Officer for 2022, the Committee primarily considered Mr. Swetman’s performance and the performance of the Company during 2021 and the compensation levels of chief executive officers of comparable financial institutions. In considering the performance of the Company, the Committee considered the Company’s ROA, asset growth and the change in problem assets, but utilized no objective criteria. The Committee utilized asset size peer group compensation data as provided by the MBA.

For other named executive officers, the Committee’s recommendation concerning salaries was based upon the compensation levels of executive officers of comparable financial institutions, the performance of the Company during 2021 and the individual performance of these named executive officers. The performance of the Company for purposes of establishing salaries was evaluated based on ROA. Individual performance was measured using criteria such as level of job responsibility, achievement of work goals and management skills. Among the goals considered was the reduction of problem assets. The Committee also considered asset size peer group compensation data as provided by the MBA for executive officers with similar duties and responsibilities.

Bonuses

The Compensation Committee awards performance bonuses based upon pre-determined performance objectives in accordance with The Peoples Bank Bonus Plan (“The Bonus Plan”). Performance bonuses are generally the other cash component paid to named executive officers on an annual basis and may be determined by The Bonus Plan. The Chief Executive Officer and all other named executive officers are eligible to receive a bonus which is based on the financial performance of the Company. The specific formula and pre-determined goals under The Bonus Plan were established by the Compensation Committee using the Company’s ROA. The performance bonus calculation, which is approved by the Compensation Committee, allows the named executive officer to earn up to a maximum percentage of their salary on established ROA targets. The targets and bonus calculations as a percentage of salary and targets are:

	Base	Base + 1	Base + 2	Base + 3	Maximum
ROA Target	.670%	.800%	.925%	1.050%	1.175%

Chief Executive Officer	15.000%	18.750%	22.500%	26.250%	30.000%

Executive Vice- President	12.500%	15.630%	18.750%	21.880%	25.000%

Other Named Executive Officer	10.000%	12.500%	15.000%	17.500%	20.000%

The Compensation Committee may, at its discretion, also recommend to the Board that the executive officers receive an additional bonus which is determined on a subjective basis. If this additional discretionary bonus is recommended, the Committee documents its actions in the minutes of their committee meetings. Performance based bonuses were awarded to all executive officers of the Company according to this calculation in the total amount of $132,074 for 2022. Prior to last year when bonuses were awarded for 2021, the Company had not awarded performance based or discretionary bonuses to the executive officers since 2009.

Exeutive Supplemental Income Plan

The Company maintains an Executive Supplemental Income Plan (“ESI”) which provides executives with salary continuation benefits upon their retirement, or death benefits to their named beneficiary in the event of their death. Executives of the Company and the Bank are selected to participate in the plan at the discretion of the Board. All named executive officers of the Company have been selected to participate in the plan. ESI benefits are based upon position and salary of the named executive officer at retirement, disability or death. Normal retirement benefits under the plan are equal to 67% of salary for the Chief Executive Officer, 58% of salary for the Executive Vice-President and 50% of salary for the other named executive officer at the time of normal retirement and are payable monthly over a period of 15 years. The ESI is administered by BOLI Portfolio Strategies, Inc., who also provide guidance to the Company relating to the valuation method and assumptions.

The ESI was established in 1988, at which time Mr. Swetman became a participant. Mr. Fulmer and Mr. Wild became participants after their date of hire at the discretion of the Board.

Benefits are also available in the event of death, disability or early retirement. Under early retirement provisions, if separation from service occurs on or after the early retirement date and prior to the normal retirement date, the Company will pay the named executive officer a reduced benefit. The annual benefit set forth for normal retirement will be reduced by one-half percent (0.5%) for each month or partial month between separation from service and the normal retirement date. The benefit will be paid monthly over a period of 15 years. Benefits will commence on the last day of the month following the named executive officer’s separation from service. The early retirement date means the date the named executive officer attains at least age 55, has at least 15 years of employment at the Company, and has participated in this plan for a minimum of five years. As of December 31, 2022, Mr. Fulmer and Mr. Wild are the only named executive officers eligible to receive this benefit. The normal retirement date means the date the named executive officer attains age 65.

If separation from service occurs prior to the early retirement date or prior to the normal retirement date, the Company will pay the named executive officer his or her executive benefit accrual balance as of his or her separation from service. The benefit will be paid in a single lump-sum within 60 days of separation from service.

If a named executive officer becomes disabled prior to the normal retirement date, the Company will pay the named executive officer his or her annual benefit as defined under normal retirement. The benefit will begin the last day of the month commencing with the month following the named executive officer’s normal retirement date and the benefits will be paid monthly over a period of 15 years.

If the named executive officer dies prior to early retirement, normal retirement or disability, the named executive officer’s named beneficiary is entitled to full benefits under the ESI. If the named executive officer dies while receiving benefits, the named beneficiary is entitled to the remainder of any unpaid benefits.

Upon a change of control prior to separation from service, the Company will pay the named executive officer his or her annual benefit as defined under normal retirement. The benefit will begin the last day of the month commencing with the month following the named executive officer’s normal retirement date, or, for named executive officers who have already attained their normal retirement date, their separation from service, and the benefits will be paid monthly over a period of 15 years.

Each named executive officer’s agreement under the ESI may be terminated by the Company. In the event the named executive officer’s agreement under the ESI is terminated, the Company will pay the named executive officer his or her executive accrual balance as of the termination of the agreement, or, if a change of control has occurred, the normal retirement benefit. The benefit will begin on the first date allowable under the ESI and the benefit will be paid over a period of 15 years, or, in some special circumstances, paid in one lump sum.

If any amount is required to be included in the income of a named executive officer due to a failure of his or her ESI agreement to meet the requirements of Section 409A of the Internal Revenue Code, the named executive officer may petition the plan administrator for a distribution of that portion of his or her executive benefit accrual that is required to be included in the named executive officer’s income. Upon the grant of such a petition, which will not be unreasonably withheld, the Company will distribute to the named executive officer an amount equal to the portion of the executive benefit accrual required to be included in his or her income, which amount cannot exceed the named executive officer’s unpaid executive benefit accrual. Any distribution will affect and reduce the named executive officer’s benefits to be paid under his or her ESI agreement.

The benefits will be paid out of the general assets of the Company. The Company has elected to purchase life insurance contracts, more specifically Bank Owned Life Insurance (“BOLI”), each of which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

Deferred Compensation Plan

The Company maintains a Deferred Compensation Plan for those executives of the Bank holding the title of vice-president, senior vice-president or executive vice- president and approved for participation in the plan by the Board. Except for the Chief Executive Officer and Chief Financial Officer, all named executive officers participated in the plan in 2022. The plan provides each named executive officer a fixed benefit upon his or her early retirement, normal retirement or disability, or a death benefit to a named beneficiary in the event of the named executive officer’s death. The benefit under the plan is $100,000, payable monthly over a 15 year period, upon the named executive officer’s early retirement, normal retirement or disability and, in the event of a named executive officer’s death, the benefits will be paid to his or her beneficiary. Should the named executive officer separate from service prior to his or her early retirement, normal retirement, disability or death, he or she forfeits all benefits under the plan. In addition, if within three years following his or her separation from service, a named executive officer becomes engaged in the banking business within a certain geographic area around the Company, the named executive officer will forfeit all benefits under the plan.

The Company has purchased life insurance contracts which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

The Deferred Compensation Plan was established in 1992. Mr. Fulmer and Mr. Wild became a participants upon their promotion to vice-president of the Bank.

If separation from service occurs prior to a named executive officer’s normal retirement date, the named executive officer will be entitled to full benefits provided he or she has met the early retirement eligibility. The early retirement date means the first day of any month coincident with or following the month in which the named executive officer attains at least age 55 and has at least 10 years of employment at the Company. The normal retirement date means the date the named executive officer attains age 65. As of December 31, 2022, Mr. Fulmer and Mr. Wild are the only named executive officers eligible to receive benefits under the Deferred Compensation Plan.

If a named executive officer becomes disabled, he or she is entitled to full benefits under the Deferred Compensation Plan.

If the named executive officer dies prior to early retirement, normal retirement or disability, the named executive officer’s named beneficiary is entitled to full benefits under the Deferred Compensation Plan. If the named executive officer dies while receiving benefits, the named beneficiary is entitled to the remainder of any unpaid benefits.

In the event of a change of control, unless the Deferred Compensation Plan is terminated by the transferee, purchaser or successor entity within 120 days of the change of control, no named executive officer will be entitled to a distribution under this plan as a result of the change in control. If the Deferred Compensation Plan is terminated within 120 days of a change of control, then each named executive officer will become immediately eligible to receive the present value of his or her benefits under this plan. In addition, in the event the Deferred Compensation Plan is continued but a named executive officer is involuntarily terminated within 180 days of a change of control, the terminated named executive officer will be eligible to receive his or her benefits under this plan. Such benefits will be calculated by taking the present value of the benefits provided and such benefits will be paid in a lump sum within 180 days of the change in control.

Split-Dollar Agreement

The Company owns endorsement split-dollar policies, of which the Bank is the owner and beneficiary, which provide a guaranteed death benefit of $150,000 to the Chief Executive Officer’s beneficiaries.

Employee Stock Ownership Plan

The Company maintains an ESOP covering all eligible employees of the Company. The Board determines the total contribution to the ESOP, which is allocated to all participants based on their compensation. The ESOP was frozen to further contributions and eligibility effective January 1, 2019.

401(k) Plan

The Company maintains a 401(k) Plan in which eligible employees of the Company may choose to participate. The Board determines the formula for the matching contribution to the 401(k)Plan, which is currently 75% of the employee’s contribution (up to 6% of compensation).

G.	Accounting and Tax Treatment:

While the Compensation Committee considers the accounting and tax implications in the design of the compensation program, these have not had a significant impact in their decision-making process.

H.	Shareholder Approval of Compensation of Named Executive Officers:

At our 2022 annual meeting of shareholders, the Company held its fourth advisory (non-binding) vote on the compensation of the named executive officers. A majority of our shareholders voted in favor of the resolution approving the 2021 compensation of the named executive officers. The Compensation Committee considered these shareholders’ votes in determining the 2022 compensation of the named executive officers.

Shareholders will be provided another opportunity to cast an advisory (non-binding) vote on the compensation of the named executive officers at the 2025 Annual Meeting of Shareholders.

There are no employment contracts with the executive officers.

Summary Compensation Table

The Summary Compensation Table below displays the total compensation awarded to, earned by or paid to the named executive officers for 2022 and 2021.

Name and Principal Position	Year	Salary	Bonus (2)	All Other Compensation (1)	Total

Chevis C. Swetman	2022	$288,915	$43,337	$13,725	$345,977
President and Chief Executive Officer	2021	$281,795	$73,631	$12,681	368,107

A. Wes Fulmer	2022	189,529	23,691	10,241	223,461
Executive Vice-President	2021	176,288	38,045	7,933	222,266

J. Patrick Wild	2022	153,249	15,325	8,354	176,928
Chief Credit Officer	2021	142,542	24,604	6,765	173,911

1.	Includes contributions and allocations pursuant to the 401(k) Plan.
2.	The bonus was accrued at December 31, 2022 and paid in 2023.

Estimated Payments from the Executive Supplemental Income Plan

The table below indicates the amount of compensation payable to each named executive officer under the ESI, as applicable upon different termination events. The amounts shown assume a termination date of December 31, 2022 and present total amounts for each scenario.

Termination Event		Early Termination		Early Retirement			Disability		Change in Control		Pre- Retirement Death Benefit
Method of Payment (2)		Lump Sum Benefit Amount Payable at Separation From Service		Annual Benefit Amount Payable At Separation from Service			Annual Benefit Amount Payable at Normal Retirement Age		Annual Benefit Amount Payable at Normal Retirement Age		Annual Benefit

Name and Principal Position	Benefit Level (1)	Vesting	Based On Accrual	Vesting	Based On Benefit		Vesting	Based On Benefit	Vesting	Based On Benefit	Based On Benefit
Chevis C. Swetman President & Chief Executive Officer	$193,573		$		$		100%	$193,573	100%	$193,573	$193,573

A. Wes Fulmer Executive Vice-President	109,927			51.04%		96,736	100%	109,927	100%	109,927	109,927

J. Patrick Wild Chief Credit Officer	76,624			37.00%		56,702	100%	76,624	100%	76,624	76,624

(1)	Based on 67%, 58% or 50% of current compensation for the Chief Executive Officer, Executive Vice-President and other named executive officer, respectively.
(2)	The annual benefit amount will be distributed in 12 equal monthly installments for 15 years for a total of 180 monthly payments.

Estimated Payments from the Deferred Compensation Plan

The table below indicates the amount of compensation payable to each named executive officer under the Deferred Compensation Plan, as applicable upon different termination events. The amounts shown assume a termination date of December 31, 2022 and present total amounts for each scenario.

Termination Event		Early Termination		Early Retirement		Disability		Change in Control		Pre- Retirement Death Benefit
Method of Payment (2)				Total Benefit Amount Payable at Separation from Service		Total Benefit Amount Payable at Normal Retirement Age		Lump Sum Benefit Amount Payable at Separation From Service		Total Benefit

Name and Principal Position	Benefit Level (1)	Vesting	Based On Accrual	Vesting	Based On Benefit	Vesting	Based On Benefit	Vesting	Based On Benefit	Based On Benefit
A. Wes Fulmer Executive Vice-President	$100,000		$	100%	$100,000	100%	$100,000	100%	$72,965	$100,000

J. Patrick Wild Chief Credit Officer	100,000			100%	100,000	100%	100,000	100%	60,565	100,000

(1)	The benefit is the total benefit.
(2)	The total benefit will be distributed in 12 equal monthly installments for 15 years for a total of 180 monthly payments.

The Pay Versus Performance Table

The table below shows the total compensation for the principal executive officer (“PEO”) and the average compensation for other non-PEO named executive officers as reported in the summary compensation table above for the prior two years, along with the total and average compensation actually paid the PEO and non-PEO named executive officers, respectively, as well as the total shareholder return on the value of an initial fixed investment of $100 made at the beginning of the earliest year in the table through the end of each applicable year in the table, assuming the reinvestment of dividends, and the net income of the Company for the periods reported.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to CEO ($) (2)	Average Summary Compensation Table for Non-PEO Named Executive Officers ($) (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($) (5)	Net Income ($) (6)
2022	345,977	345,977	200,195	200,195	$109.68	8,941,000
2021	368,107	368,107	198,089	193,128	$124.71	8,911,000

(1) This is the total compensation for the PEO reported for each applicable year within the Summary Compensation Table.

(2) This is the amount of compensation actually paid to the PEO for each year, starting with the amounts set forth within the Summary Compensation Table “Total Compensation” column for the applicable year. The Company did not report any stock or option awards for the PEO within the Summary Compensation Table. Compensation actually paid to the PEO was identical to the Total Compensation for the PEO reported for each applicable year within the Summary Compensation Table. No adjustments were necessary.

(3) This is the average compensation for the non-PEO named executive officers reported for each applicable year within the Summary Compensation Table.

(4) This is the average compensation actually paid to the non-PEO executive officers for each year, starting with the average of such amounts set forth within the Summary Compensation Table “Total Compensation” column for the applicable year. Since the Company did not report any stock or option awards for the non-PEO named executive officers within the Summary Compensation Table. Average compensation actually paid to the non-PEO named executive officers was identical to the average Total Compensation for the non-PEO named executive officers reported for each applicable year within the Summary Compensation Table. No adjustments were necessary.

(5) This is the total shareholder return based on a fixed investment of $100 made at the beginning of the earliest year in the table (2021) through the end of each applicable year in the table, assuming reinvestment of dividends.

(6) This is the Company’s net income for each year reported in the Pay Versus Performance Table.

Based upon the information reported in the table above, the total compensation reported with the Summary Compensation Table for the Company’s PEO, Chevis Swetman, as well as the compensation actually paid to Mr. Swetman, decreased by $22,130 between 2021 and 2022, or 6.01% of Mr. Swetman’s 2021 compensation. Meanwhile, the average compensation reported in the Summary Compensation Table for the other non-POE named executive officers of the Company, as well as the average compensation actually paid to those officers, increased by $2,106 between 2021 and 2022, or 1.06% of the average 2021 compensation for those officers. The Net Income of the Company increased between 2021 and 2022 by $30,000, or 0.34% of the Company’s 2021 Net Income, and the Total Shareholder Return of the Company was $124.71 and $109.68 for each of those years, respectively.

Director Compensation

During 2022, directors who are employees of the Bank did not receive any compensation for serving on the Board of the Bank or the Company or on any Board committee. All non-employee directors received an annual retainer of $3,500. Non-employee directors additionally receive $1,000 per board meeting attended and $300 per committee meeting attended. The chairman of the Audit Committee received $500 per audit committee meeting attended. The chairman of all other committees received $400 per committee meeting attended.

The Company offers a Directors’ Deferred Income Plan whereby directors of the Company and the Bank are given an opportunity to defer receipt of their annual director’s fees. For those who choose to participate, benefits are payable monthly for 10 years beginning on the first day of the month following the later of the director’s normal retirement age or separation from service. Normal retirement age is 65. The amount of the benefit will vary depending on the fees the director has deferred and the length of time the fees have been deferred. Through December 31, 2021, interest on deferred fees accrued at an annual rate of 10%, compounded annually. Also through December 31, 2021, after payments commenced, interest accrued at an annual rate of 7.50%, compounded monthly. The Board amended the plan on November 23, 2021, providing that, effective January 1, 2022, on a prospective basis, interest on deferred fees shall accrue at an annual rate equal to the Chase Manhattan Bank Prime Rate as of December 31st of each year, compounded annually, before payments commence under the plan, and that after payments have commenced, interest will accrue on the account balance at an annual fixed rate equal to Chase Manhattan Bank Prime Rate as of the Director’s separation from service, compounded monthly. In the event of the director’s death, benefits are payable to the director’s named beneficiary. The Company has purchased life insurance contracts which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

The Company also offers an Outside Directors’ Supplemental Income Plan to provide a benefit to its non-employee directors (“Outside Directors”). The benefit is based upon the age of the Outside Director upon his appointment to the board. Directors Ronald G. Barnes, Paige Reed Riley and George J. Sliman, III are each entitled to receive $4,000 annually for 10 years and Directors Padrick D. Dennis and Jeffrey H. O’Keefe are each entitled to receive $6,000 annually for 10 years. The benefit is payable upon the later of the Outside Director’s attainment of age 65 or cessation of service as a director. Former Directors Rex E. Kelly and Dan Magruder currently receive annual benefits payments of $4,000 and $5,000, respectively, under this plan. An Outside Director must serve as an Outside Director until the earlier of his death or 10 consecutive years as an Outside Director to be entitled to any benefit. In the event of the death of the Outside Director, their beneficiary shall receive a death benefit totaling the remainder of benefits due the Outside Director. The death benefit will be paid in a single lump sum within 90 days following the Outside Director’s death. The Company has purchased life insurance contracts which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

Director Compensation Table
The Director Compensation Table below presents information on fees earned or paid to directors in 2022.
Name	Fees Earned or Paid In Cash

Ronald G. Barnes	$26,800

Padrick D. Dennis	28,000

Jeffrey H. O'Keefe	23,300

Paige Reed Riley	25,600

George J. Sliman, III	30,200

VII. Transactions with Related Parties

The Company, through its bank subsidiary, extends loans in the ordinary course of business to certain officers and directors and their personal business interests at, in the opinion of Management, the same terms including interest rates and collateral, as those prevailing at the same time for comparable loans of similar credit risk with persons not related to the Company or its subsidiaries. These loans, which are subject to approval by the Company’s Board, do not involve more than normal risk of collectability and do not include other unfavorable features. Other than these transactions, there were no material transactions exceeding $120,000 with any such persons during the years ended December 31, 2022 and 2021.

VIII. Delinquent Section 16(a) Reports

Directors, executive officers of the Company and holders of more than 10 percent of the Company’s outstanding shares are required to file reports under Section 16 of the Securities Exchange Act of 1934. Federal regulations require disclosure of any failures to file these reports on a timely basis. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company believes that during 2022 its directors, executive officers and greater than 10 percent beneficial owners complied with all filing requirements.

IX. Executive Officers

The following sets forth certain information with respect to the executive officers of the Company who are not also directors as of December 31, 2022:

Name (Age)	Position
A. Wes Fulmer (63)	Executive Vice-President, Peoples Financial Corporation, since 2006; Director, The Peoples Bank since 2011; Executive Vice-President, The Peoples Bank, since 2006

Leslie B. Fulton (47)	Chief Financial Officer and Controller, Peoples Financial Corporation, since 2022; Senior Vice-President/Cashier, The Peoples Bank, since 2022

J. Patrick Wild (60)	First Vice-President, Peoples Financial Corporation, since 2022; Vice-President and Secretary, Peoples Financial Corporation, 2013 - 2015; Vice-President, Peoples Financial Corporation, 2009 - 2012; Senior Vice-President, The Peoples Bank, since 2008

Brian J. Kozlowski (60)	Vice-President, Peoples Financial Corporation, since 2020; Secretary, Peoples Financial Corporation, since 2022; Senior Vice-President, The Peoples Bank, since 2020; Vice-President, The Peoples Bank, 2005 - 2020

A. Tanner Swetman (44)	Second Vice-President, Peoples Financial Corporation, since 2020; Director, The Peoples Bank since 2018; Senior Vice-President, The Peoples Bank, since 2020; Vice- President, The Peoples Bank, 2014 – 2020

Christy Ireland (43)	Third Vice-President, Peoples Financial Corporation, since 2023; The Peoples Bank since 2006; Senior Vice-President, The Peoples Bank, since 2022; Vice-President, The Peoples Bank, 2022.

X. Audit Committee Report

The Board has established an Audit Committee, whose responsibilities are set forth in the Bylaws and the Audit Committee Charter. All members of the Audit Committee are deemed to be independent, as such term is defined by OTCQX. The Audit Committee is responsible for oversight of: (i) the external auditor’s qualifications and independence; (ii) the performance of the Corporation’s internal audit function and external auditor; (iii) the Chief Executive Officer’s and senior management’s responsibilities to assure that there is in place an effective systems of controls reasonably designed to safeguard the assets of the Corporation, assure the integrity of the Corporation’s financial statements, and maintain compliance with the Corporation’s ethical standards, policies, plans and procedures and with laws and regulations; and (iv) any other responsibility assigned to it by the Board from time to time. The Audit Committee also periodically meets with the independent public accountants for the Company and its subsidiaries and makes recommendations to the Board concerning any matters related to the independent public accountants.

The Audit Committee has reviewed and discussed the audited financial statements with Management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has discussed with the independent auditors the auditors’ independence and has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has considered whether the independent auditors’ provision of non-audit services is compatible with maintaining the auditors’ independence.

The Audit Committee has discussed with Management and the independent auditors the process used for certifications by the Company’s chief executive officer and chief financial officer which are required for certain periodic filings by the Company with the SEC. The Board maintains an Audit Committee Charter, which meets the requirements of the Sarbanes-Oxley Act of 2002, and rules promulgated by the SEC.

Based upon the reviews and discussions with Management and the independent auditors as referenced above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

This report is presented by the Audit Committee, consisting of the following persons:

George J. Sliman, III, Chairman	Ronald G. Barnes	Padrick D. Dennis
Jeffrey H. O’Keefe	Paige Reed Riley

XI. Independent Accountants’ Fees

The Company’s Audit and Non-Audit Service Pre-Approval Policy (the “Policy”) stipulates that all services provided by the independent accountants are subject to specific pre-approval by the Audit Committee. During 2022, the Company was in compliance with this Policy.

The table below sets forth the aggregate fees billed by Wipfli for the years ended December 31, 2022 and 2021 for professional services rendered for: Audit Fees and Audit-Related Fees. Audit Fees include aggregate fees billed for professional services rendered by the Combined Firm for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2022 and 2021, a review of the annual report on Form 10-K and limited reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the SEC during 2022 and 2021, including out of pocket expenses. Audit-Related Fees include fees billed for professional services rendered by the Combined Firm during the years ended December 31, 2022 and 2021, which relate to the audit of the Company’s employee benefit plans for the years ended December 31, 2021 and 2020. There were no other fees paid to the Combined Firm during 2022 and 2021.

	Audit Fees	Audit-Related Fees	Total Fees
2022	$203,924	$24,000	$227,924
2021	192,404	22,500	214,904

XII. Proposals of Shareholders

In order for a shareholder proposal to be included in a Proxy Statement and form of Proxy prepared by the Board, it must meet the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 and be received at the principal executive offices of the Company not less than 120 days in advance of the first anniversary of the date the previous year’s Proxy Statement and form of Proxy were mailed to shareholders. Thus, a shareholder proposal must be received before November 15, 2023 in order to be included in the Proxy Statement and form of Proxy for the 2024 annual meeting.

In accordance with the Company’s bylaws, shareholders may make proposals for consideration at the annual meeting so long as they are (i) a shareholder of record at the time of giving notice provided for in the bylaws and through the date of the related meeting, (ii) entitled to vote at the related meeting, and (iii) complies with the notice procedures set forth in the bylaws. Such shareholder of record shall have given timely notice thereof in writing to the Secretary of the Corporation setting forth the information required by the bylaws and such business must be a proper subject for shareholder action under the laws of Mississippi. To be timely in accordance with the Company’s bylaws, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if fewer than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholders to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of such meeting was mailed or (ii) the day on which such public disclosure was made. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before a meeting of shareholders (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting (including the specific text of any resolutions or actions proposed for consideration), (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and any Related Persons or other shareholders known by such shareholder to be supporting such proposal, (iii) the class and number of shares of the Company which are beneficially owned by such shareholder on the date of such shareholder’s notice and by any Related Persons or other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder’s notice, and (iv) any material interest of the shareholder or any Related Persons or other shareholders known by such shareholder to be supporting such proposal in such proposal. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the procedures prescribed by these bylaws, and if the Chairman should so determine, the Chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. For the definition of Related Persons under the Company’s bylaws, see “Corporate Governance” on page 22.

BY ORDER OF THE BOARD OF DIRECTORS

Chevis C. Swetman
Chairman, President and Chief Executive Officer

ANNEX A

Additional Information regarding Participants in the Solicitation

Under applicable SEC regulations, each of the Company’s directors and director nominees and certain executive officers named in this Annex A are deemed to be participants (“Participants”) in the proxy solicitation by virtue of their positions as directors and director nominees of the Company or because they may solicit proxies on our behalf. The following sets forth certain information about the persons who are Participants.

Company Directors and Nominees

For information on the ages and principal occupations of the directors and director nominees of the Company who are Participants, see “Item 1: Election of Directors” on page 17 of the Proxy Statement (“Proxy Statement”) for the 2023 Annual Meeting of Shareholders (“Annual Meeting”) of the Company. The names and addresses of the organizations of employment of our directors and director nominees are as follows:

Name	Business Address
Ronald G. Barnes	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Padrick D. Dennis	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Jeffrey H. O’Keefe	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Paige Reed Riley	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
George J. Sliman, III	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Chevis C. Swetman	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529

Officers

The following table sets forth the name and principal occupation of the Company’s executive officers who are Participants. The principal occupation refers to such person’s position with the Company, and the business address for each such person is Peoples Financial Corporation, P.O. Box 529, Biloxi, Mississippi 39533-0529.

Name	Role
Chevis C. Swetman	Chairman, President and Chief Executive Officer
A. Wes Fulmer	Executive Vice-President

Information Regarding Ownership of the Company’s Securities by Participants

For the number of the Company’s securities beneficially owned by Participants and their associates (as defined under Rule 14a-1(a) of the Securities Exchange Act of 1934) as of March 8, 2023, see “Ownership of Equity Securities by Directors and Executive Officers” on page 31 of the Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant within the two-year period ended March 8, 2023. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Securities	Acquisiton (A) or Disposition (D)	Description
Ronald G. Barnes	8/4/2021	1,000.000	A	1
	4/1/2022	5.447	A	2
	11/16/2022	6.205	A	2

Padrick D. Dennis	6/11/2021	1,000.000	A	1
	8/4/2021	4,797.000	A	1
	10/27/2022	600.000	A	1
	2/7/2023	330.000	A	1
	2/13/2023	400.000	A	1

A. Wes Fulmer	4/13/2021	4.132	A	2
	12/10/2021	2.544	A	2
	4/1/2022	3.871	A	2
	11/16/2022	4.412	A	2

Jeffrey H. O'Keefe	4/13/2021	3.688	A	2
	12/10/2021	5.987	A	2
	4/1/2022	5.609	A	2
	11/16/2022	6.391	A	2

Paige Reed Riley	4/13/2021	1.181	A	2
	12/10/2021	0.727	A	2
	4/1/2022	1.105	A	2
	11/16/2022	2.260	A	2

George J. Sliman, III	9/9/2021	1,000.000	A	1

Chevis C. Swetman	7/30/2021	22,565.000	A	1
	11/3/2021	1,013.000	A	1
	12/12/2022	5,000.000	A	1

Transaction Descriptions Key:

1.	Open Market or Private Purchase of Common Stock
2.	Purchase through Dividend Reinvestment Stock Purchase Plan
3.	Open Market or Private Sale of Common Stock

In addition to the purchases and sales of the Company’s securities listed above, A. Wes Fulmer and Chevis C. Swetman also participate in the Company’s Employee Stock Ownership Plan (“ESOP”) and 401(k) Plan.

Within the past two years ended March 8, 2023, Mr. Swetman acquired 1,549 shares of the Company Common Stock through the ESOP which were purchased with cash received as dividends in Mr. Swetman’s ESOP account, and over that same time period Mr. Swetman has acquired 1,480 shares of Company Common Stock through the 401(k) Plan. During the two years ended March 8, 2023, Mr. Swetman also received a required minimum distribution of 4,846 and 4,363 shares from the ESOP and 401(k) plans during 2023 and 2022, respectively. Likewise, within the past two years ended March 8, 2023, Mr. Fulmer acquired 70 shares of the Company Common Stock through the ESOP which were purchased with cash received as dividends in Mr. Fulmer’s ESOP account, and Mr. Fulmer has acquired 160 shares of Company Common Stock through the 401(k) Plan.

Other Proceedings

There are no material proceedings to which the Participants or any of their associates is a party or has a material interest adverse to the Company.

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, no Participant or associate of any Participant (1) beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any parent or subsidiary of the Company; (2) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a shareholder of the Company, or, with respect to director nominees, as a nominee for director; or (3) has purchased or sold any securities of the Company within the past two years.

Other than as set forth above under the caption “Transactions With Related Persons” on page 44 or elsewhere in the Proxy Statement, and based on the information provided by each Participant, neither the Company nor any of the Participants or associate of any Participant (1) is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies or (2) have or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

ANNEX B

Additional Information Regarding Board Questions Related to Mr. Timyan

On December 20, 2021, the Stilwell Group filed notice with the Federal Reserve Bank of Atlanta (the “FRB”) under the Change in Bank Control Act (“CICA Notice”) to allow it to acquire the Common Stock, par value $1.00 per share (the "Common Stock"), of Peoples Financial Corporation (the “Company”) and increase its aggregate ownership position to up to 14.9% of the outstanding Common Stock of the Company. The Board of Directors (“Board”) of the Company opposed the CICA Notice due to apparent discrepancies within the application and a 2015 Order Instituting Administrative Cease-and-Desist Proceedings from the Securities and Exchange Commission (“SEC”) against Joseph Stilwell and other members of the Stilwell Group. The Board also challenged representations made by the Stilwell Group in the CICA Notice that it does not intend to alter the business strategy of the Company or to liquidate, merge, or sell Company assets, and the Board asserted that the Stilwell Group was acting in concert with other persons to acquire shares in, and exercise control over, the Company.

During its review of the CICA Notice, the FRB asked the Stilwell Group about its relationship and communications with Mr. Jeffrey L. Gendell of Tontine Associates, who at that time was the beneficial owner of 9.92% of the Common Stock of the Company, and another beneficial owner of Company stock, Philip J. Timyan, as well as the timing of any investments made by the Stilwell Group and Mr. Gendell or Mr. Timyan or entities associated with each related to the acquisition or voting of securities of the Company or any other bank or bank holding company in which at least two of the aforementioned sets of persons or entities control voting securities. The Stilwell Group acknowledged that it is not uncommon for it to have investments in companies in the small bank market that overlap with certain other investors who are also active in that market, including Mr. Gendell, Mr. Timyan and their respective associated entities. However, the Stilwell Group denied having any direct or indirect communications with Mr. Gendell, Mr. Timyan and/or their respective associated entities regarding the intent to acquire, or the acquisition, of voting securities of the Company or any other bank or bank holding company for the purposes of acquiring “control” of such entities. The Stilwell Group added in its response to the FRB that it did not have any direct or indirect substantive relationship with those individuals and/or entities, and that its acquisition of Company shares did not, and will not, in any way relate to those individuals or entities, or any positions they may hold in the Company.

Nonetheless, the Stilwell Group did admit to certain direct and/or indirect communications with Mr. Gendell, Mr. Timyan and/or their respective entities as follows:

●

Shareholder Letters: The Stilwell Group acknowledged sending shareholder letters to fellow shareholders in certain companies regarding various matters, including a company’s performance, and Messrs. Gendell and Timyan and/or their respective associated entities would have received a copy of such letters if at the time they were sent they were shareholders of record on that company’s shareholder register.

●

Proxy Solicitations: In connection with proxy solicitations where the Stilwell Group has overlapped as shareholders with Mesrs. Gendell and Timyan and/or their respective associated entities, the Stilwell Group acknowledged that it is likely it had direct communications with them to solicit their respective proxies in support of the Stilwell Group’s nominee in the same manner as it communications with, and solicited proxies of, other fellow shareholders. According to the Stilwell Group, all such communications are made in accordance with SEC rules.

●

Unsolicited Communications: The Stilwell Group acknowledged that Mr. Timyan, like other shareholders who from time to time will contact the Stilwell Group for various reasons, has periodically communicated through unsolicited emails to the Stilwell Group with regard to the Company, including forwarding copies of emails sent by Mr. Timyan to Chevis C. Swetman, the President and Chief Executive Officer of the Company. According to the Stilwell Group, it did not engage Mr. Timyan substantively regarding these communications beyond acknowledging receipt.

●

Peter Pricket: The Stilwell Group acknowledged that it was introduced to Peter Prickett, its nominee candidate for election to the Company’s Board at the 2021 annual meeting of the Company, by Mr. Timyan. According to the Stilwell Group, following the amendment of the Company’s bylaws in 2021 to include a local residency requirement for directors, two qualified and eligible candidates were interviewed by the Stilwell Group for this purpose. The other individual, who was not disclosed by the Stilwell Group as part of its response to the FRB, was initially chosen by the Stilwell Group as its main nominee, but later withdrew from consideration, at which point the Stilwell Group says it decided to nominate Mr. Prickett, whom it has met through Mr. Timyan. According to the Stilwell Group, Mr. Prickett was selected as a result of its own independent evaluation of Mr. Prickett as a candidate, and it did not have any further communication with Mr. Timyan regarding Mr. Prickett apart from the Stilwell Group’s solicitation of proxies for Mr. Prickett’s election, which was made in the ordinary course.

In a subsequent letter to the FRB responding to these revelations, the Board of the Company expressed particular concern about the unsolicited communications from Mr. Timyan to the Stilwell Group as well as the fact that Mr. Prickett was introduced to the Stilwell Group by Mr. Timyan. According to the Company, the emails to Mr. Swetman by Mr. Timyan that were forwarded to the Stilwell Group presumably included numerous personal and demeaning emails received by Mr. Swetman that addressed many of the same topics covered in the letters of the Stilwell Group to the Company’s shareholders prior to the 2021 annual meeting. Additionally, the Company asserted that the introduction of Mr. Prickett to the Stilwell Group was a fact that the Company was not aware of previously, despite the fact that the combined beneficial ownership of Mr. Timyan and the Stilwell Group exceeded 10% of the Company’s issued and outstanding Common Stock at the time of the introduction and the 2021 meeting. The Company also expressed concern in Mr. Timyan’s involvement with the nomination of Mr. Prickett after considering a Consent Order entered against him in 1994 by the SEC finding that Mr. Timyan had been involved in an insider trading scheme between 1987 and 1994.

Despite this opposition by the Board of the Company, on April 29, 2022, the FRB determined not to disapprove the CICA Notice based on the representations made by the Stilwell Group in connection with the application and in related correspondence, as well as commitments provided in connection with the Notice. The public portions of the CICA Notice and related materials are available for immediate inspection upon request to the FRB and from the Federal Reserve Board’s Freedom of Information Office at https:///www.federalreserve.gov/foia/request/htm.

After the Stilwell Group notified the Company of its intention to nominate Mr. Rodney H. Blackwell for election as a director at the Company’s 2023 Annual Meeting of Shareholders (“Annual Meeting”), the Board, through the Company’s legal counsel, sent two letters to the Stilwell Group requesting more information about its relationship with Mr. Timyan since he was not named as a Related Person in the notice for nomination of Mr. Blackwell. These letters, which were sent pursuant to the right of the Company within its bylaws to request supplemental information to determine that the notice complied with the bylaw requirements, asked the Stilwell Group to either supplement its nomination notice to provide necessary information regarding Mr. Timyan or respond to questions asked within the letters and provide adequate support for those answers in order to allow the Board of the Company to determine that Mr. Timyan was not a Related Person.

The concerns of the Board of the Company were largely based upon the fact that the definition of “Acting in Concert” under the Company’s bylaws for determining who are Related Persons includes as an element Persons who “knowingly act or acted (whether or not pursuant to an express agreement) in concert with, or in parallel with, each other towards a common goal related to the stockholder proposal or nomination at issue or any similar proposal or prior nomination presented for a vote at a stockholder meeting of the corporation within 36 months prior to the date of the stockholder meeting where the subject proposal or nomination will be decided.” Since the Company felt that the introduction of Mr. Prickett by Mr. Timyan to the Stilwell Group, as well as the emails sent by Mr. Timyan to the Stilwell Group, may have satisfied that element, the Company asked the Stilwell Group to: (i) provide more information on how much it relied upon Mr. Timyan to supply information for other communications to the Company’s shareholders soliciting votes for its director nominees in 2021, 2022, and 2023; (ii) provide a more complete description of all other communications between Mr. Timyan and the Stilwell Group related to the nomination of individuals by the Stilwell Group for election as a director of the Company; (iii) inform the Company of the identity of its first nominee chosen in 2021 and reveal his or her relationship, if any, to Mr. Timyan, any other entity associated with Mr. Timyan, or any other shareholder of the Company; (iv) respond to the question of whether or not Mr. Timyan, any other entity associated with Mr. Timyan, or any other shareholder of the Company, introduced the Stilwell Group to its nominees and alternate nominees for 2022 and 2023, and if so, what communications occurred among the Stilwell Group, those nominees and alternate nominees, or the shareholder(s) who introduced them.

In its response to this initial letter from the Company requesting additional information in relation to its nomination of Mr. Blackwell for election to the Board at the Annual Meeting, the Stilwell Group, through its legal counsel, asserted that it is not “Acting in Concert” with Mr. Timyan and that its notice for the nomination of Mr. Blackwell did not contain any deficiency. Accordingly, the Stilwell Group did not supplement its notice but did answer some of the Company’s questions by stating that: (i) no other stockholder of the Company introduced the Stilwell Group to its nominee or alternate nominee for the Annual Meeting in 2023, including Mr. Timyan or any other entity associated with Mr. Timyan; (ii) no other stockholder, including Mr. Timyan or any other entity associated with Mr. Timyan, introduced Stilwell to its nominee or alternate nominees for the 2022 election of the Company’s Board; and (iii) the Stilwell Group has not exchanged information (publicly or privately, other than with respect to its Amended Schedule 13D filing to report the 2023 nomination of Mr. Blackwell), attended meetings, conducted discussions, or made or solicited invitations to act in concert or in parallel, in each case, with Mr. Timyan, any entity associated with Mr. Timyan, or any other stockholder of the Company with respect to the nomination of Mr. Blackwell by the Stilwell Group for the Annual Meeting. However, the Stilwell Group refused to answer any questions with respect to the nomination of candidates for election to the Board by the Stilwell Group in 2021 since it asserted that the definition for “Acting in Concert” within the bylaws requires a present consciousness and a current intent to act with respect to a stockholder nomination.

Despite the position of the Stilwell Group with respect to the relevance of its prior activities to its 2023 nomination, the Company made one more request, through its legal counsel, to the Stilwell Group for supplemental information related to the notice by the Stilwell Group of its intention to nominate Mr. Blackwell for election to the Board at the Annual Meeting. In this second request, the Company noted that the Stilwell Group’s response to its first request, while addressing the lack of any exchange of information by the Stilwell Group to Mr. Timyan and his associated entities, did not address whether or not Mr. Timyan, or any stockholder of the Company, exchanged information with the Stilwell Group in connection with its 2023 nomination or solicited the Stilwell Group to act in concert or in parallel with respect to that nomination, which would be necessary to determine whether or not such stockholders are “Acting in Concert” with the Stilwell Group, regardless of which interpretation of that definition within the Company’s bylaws is used. Additionally, despite the Stillwell Group’s protests to the contrary, the Company reasserted its requests for a response to its questions about and requests for information related to Mr. Timyan’s involvement in the 2021 nomination process for the Stilwell Group. The Company noted that, since the Stilwell Group failed to include in its notice for the nomination of Mr. Prickett in 2021 any mention of involvement of Mr. Timyan, that notice may have been deficient according to the Company’s bylaws at the time which required the Stilwell Group to include in the notice the number of shares of the Company beneficially owned by other stockholders known to be supporting the nominee on the date of the notice. Therefore, the Company felt that any agreements, arrangements or understandings by and among the Stilwell Group, Mr. Timyan, and/or his affiliated entities with respect to the 2021 nomination process was a subject matter that may be material in the solicitation of stockholders by the Stilwell Group for the Annual Meeting, and as such may need to be addressed in the notice nominating Mr. Blackwell for the Annual Meeting.

In response, the Stilwell Group, through its legal counsel, asserted that the Board of the Company has no right to seek information regarding unsolicited emails from Mr. Timyan to the Stilwell Group, and affirmatively stated that it has never had any agreement, arrangement or understanding with Mr. Timyan at any time, whether respect to its 2021, 2022 or 2023 nomination of individuals for election to the Board of Director of the Company. The Stilwell Group also added that the introduction of Mr. Prickett by Mr. Timyan to the Stilwell Group in 2021 and the Stilwell Group’s selection of Mr. Prickett as its nominee in 2021 does not evidence any such agreement with Mr. Timyan.

While disagreeing with many of the bylaw interpretations and assertions made by the Stillwell Group in its responses to questions posed by the Board of the Company in relation to the nomination of Mr. Blackwell for election to the Board at the Annual Meeting, the Board of the Company has decided not to object to the nomination of Mr. Blackwell and to proceed for now while reserving all rights with respect to the Annual Meeting and the requirements for stockholder nominations according to the Company’s bylaws, including but not limited to the right of the Board to require more information from the Stilwell Group to determine the sufficiency of its notice, as well as the right to determine, within the reasonable discretion of the Board or its designated committees, that the notice of the Stilwell Group, as supplemented, has not been made in accordance with the Company’s bylaws.

PROXY

PEOPLES FINANCIAL CORPORATION

PROXY FOR 2023 ANNUAL MEETING OF SHAREHOLDERS
April 26, 2023

The undersigned hereby appoint Chevis C. Swetman and Jeffrey H. O'Keefe, or either of them, the true and lawful attorneys-in-fact for the undersigned, each with full power of substitution, to vote as proxy for the undersigned at the Annual Meeting of Shareholders of Peoples Financial Corporation (the "Company") to be held at The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, at 6:30 P.M., local time, on April 26, 2023, and at any and all adjournments or postponements thereof, the number of shares which the undersigned would be entitled to vote if then personally present, on all matters coming before the annual meeting. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2023 Annual Meeting of Shareholders, or any adjournments or postponements thereof.

(PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held April 26, 2023. The Proxy Statement and our 2022 Annual Report to Shareholders are available at: http://www.viewproxy.com/pfbx/2023.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of six (6) persons as directors for the Company.

The Board of Directors recommends a vote "FOR" all "COMPANY NOMINEES" only. NO MORE THAN SIX (6) SHOULD BE MARKED, "FOR".

COMPANY NOMINEES	FOR	WITHHOLD
Ronald G. Barnes	☐	☐
Patrick D. Dennis	☐	☐
Jeffrey H. O'Keefe	☐	☐
Paige Reed Riley	☐	☐
George J. Sliman, III	☐	☐
Chevis C. Swetman	☐	☐
STILWELL NOMINEE OPPOSED BY THE COMPANY		
Rodney H. Blackwell	☐	☐

For ☐ Against ☐ Abstain ☐

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

CONTROL NUMBER

THIS WHITE PROXY CARD, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED "FOR" ALL "COMPANY NOMINEES" (ITEM 1) AND "FOR" ITEM 2, UNLESS A CONTRARY DIRECTION IS INDICATED, IN WHICH CASE IT WILL BE VOTED AS DIRECTED. IF YOU MARK VOTES "FOR" WITH RESPECT TO LESS THAN SIX (6) NOMINEES IN ITEM 1, YOUR SHARES WILL ONLY BE VOTED FOR THOSE NOMINEES YOU HAVE SO MARKED. IF YOU VOTE "FOR" MORE THAN SIX (6) NOMINEES, ALL OF YOUR VOTES ON ITEM 1 WILL BE INVALID AND WILL NOT BE COUNTED. HOWEVER, IF YOU VOTE "WITHHOLD" WITH RESPECT TO ANY NOMINEE AND VOTE "FOR" EACH OF THE OTHER NOMINEES, YOUR PROXY CARD WILL BE CONSIDERED AS HAVING VOTED WITH RESPECT TO THOSE NOMINEES RECEIVING YOUR "FOR" VOTES, AND YOUR VOTES WILL BE COUNTED.

THE PROXY INTENDS TO VOTE ON ANY OTHER BUSINESS PROPERLY COMING BEFORE THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN ACCORDANCE WITH THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS OF THE COMPANY. FOR ANY OTHER MATTER PROPERLY COMING BEFORE THE ANNUAL MEETING, THE PROXY WILL VOTE YOUR SHARES AS THE PROXY DECIDES, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please date the Proxy and sign your name exactly as it appears on the stock records of the Company. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If signing as a corporation or other entity, please sign in entity's name by authorized person.

You may also access the proxy materials and vote your proxy online by using your control number found below at http://www.viewproxy.com/pfbx/2023.

____
Signature

____
Signature (if jointly held)

Date____________ # of shares ___________

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:
Go to www.AALvote.com/PFBX

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.